                                  THE STRONG
                                  ----------
                                 CONSERVATIVE
                                 EQUITY FUNDS
                      ===================================
                      SEMI-ANNUAL REPORT o APRIL 30, 1998
                      ===================================

                      THE STRONG AMERICAN UTILITIES FUND
                       THE STRONG ASSET ALLOCATION FUND
                         THE STRONG BLUE CHIP 100 FUND
                         THE STRONG EQUITY INCOME FUND
                       THE STRONG GROWTH AND INCOME FUND
                       THE STRONG LIMITED RESOURCES FUND
                         THE STRONG TOTAL RETURN FUND

                  [PHOTO OF STRONG CAPITAL MANAGEMENT, INC.]

                                 [STRONG LOGO]
                                 STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

-------------------------------------------------------------------------------
                                        [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

-------------------------------------------------------------------------------
                                                             [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

-------------------------------------------------------------------------------
                                [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

-------------------------------------------------------------------------------
                                           [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

-------------------------------------------------------------------------------
                                              [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

-------------------------------------------------------------------------------
             [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

-------------------------------------------------------------------------------
                                                       [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

-------------------------------------------------------------------------------
                                                  [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                                  THE STRONG
                                  ----------
                                 CONSERVATIVE
                                 EQUITY FUNDS
                      ===================================
                      SEMI-ANNUAL REPORT o APRIL 30, 1998
                      ===================================

                               TABLE OF CONTENTS
INVESTMENT REVIEWS
     The Strong American Utilities Fund...................................... 2
     The Strong Asset Allocation Fund.........................................4
     The Strong Blue Chip 100 Fund............................................6
     The Strong Equity Income Fund............................................8
     The Strong Growth and Income Fund.......................................10
     The Strong Limited Resources Fund.......................................12
     The Strong Total Return Fund............................................14

FINANCIAL INFORMATION
     Schedules of Investments in Securities
         The Strong American Utilities Fund..................................16
         The Strong Asset Allocation Fund....................................16
         The Strong Blue Chip 100 Fund.......................................20
         The Strong Equity Income Fund.......................................21
         The Strong Growth and Income Fund...................................24
         The Strong Limited Resources Fund...................................26
         The Strong Total Return Fund........................................27
     Statements of Assets and Liabilities....................................30
     Statements of Operations................................................31
     Statements of Changes in Net Assets.....................................32
     Notes to Financial Statements...........................................34

FINANCIAL HIGHLIGHTS.........................................................37

==================================
THE STRONG AMERICAN UTILITIES FUND
==================================

OUR EMPHASIS ON TELEPHONES WAS REWARDED WITH SIGNIFICANT PRICE APPRECIATION EXPERIENCED BY EACH OF THE FUND'S TELEPHONE HOLDINGS.

The Strong American Utilities Fund seeks overall total return by investing for both income and capital growth. The Fund invests primarily in the equity securities of public utility companies headquartered in the United States.(1)

A STABLE INTEREST RATE ENVIRONMENT

The Fund's fiscal year began with the 30-year Treasury Bond yielding 6.15%. A generally favorable interest rate climate prevailed throughout the six-month period ended April 30, with the yield on the 30-year Treasury Bond declining to 5.95%. Within this environment, the Fund delivered a total return of 17.89%
for the six-month period.(3)

===================================
          ASSET ALLOCATION
===================================
 Based on net assets as of 4-30-98

[PIE CHART]

 Common Stocks               95.7%
 Short-Term Investments       4.3%
===================================

The Asian financial crisis reinforced disinflationary trends and reduced expectations for growth of corporate earnings and the nation's economy. The accompanying currency devaluations and potential for bankruptcies of Asian companies combined with greater economic uncertainty to make the relatively predictable earnings and dividends of utility companies, without material exposure to foreign investment risks, more attractive. In addition, a large rise in stock market valuation during the last six months prompted some cautious investors to seek safer havens in our sector, and the Fund's portfolio experienced meaningful price appreciation.

==============================================================================
                             FIVE LARGEST HOLDINGS
==============================================================================
                       Based on net assets as of 4-30-98
                                                                    % OF NET
  SECURITY                         INDUSTRY                           ASSETS
  --------------------------------------------------------------------------
  SBC Communications, Inc.         Telecommunication                   11.1%
  ..........................................................................
  Ameritech Corporation            Telecommunication                    9.7%
  ..........................................................................
  Bell Atlantic Corporation        Telecommunication                    7.2%
  ..........................................................................
  Firstenergy Corporation          Electric Utility                     5.0%
  ..........................................................................
  BellSouth Corporation            Telecommunication                    5.0%
  ..........................................................................

  Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
==============================================================================

==================================
           YIELD SUMMARY(2)
==================================
            As of 4-30-98

 30-DAY ANNUALIZED YIELD     2.39%
==================================

Oil prices declined precipitously as production exceeded world daily consumption by as much as two million barrels per day, prior to the signing of an output reduction agreement by three major oil producers. In anticipation of oil price weakness affecting energy common stock prices, we reduced the Fund's energy-related investments early in the fiscal year.

TELEPHONE, ELECTRIC SECTORS SHOW PROMISE

Telecommunications remained the Fund's largest sector holding at 37.4% of the portfolio. Our emphasis on telephones was rewarded with significant price appreciation experienced by each of the Fund's telephone holdings.

We increased the Fund's electric utilities holdings during the period. A trend of stable to declining interest rates has prevailed in the market, increasing the relative attractiveness of the dividends from electric and telephone utilities. For electrics, we believe that improving investor sentiment with respect to earnings prospects for selected companies and decreasing concern about adverse regulation should contribute to good investment performance.

OUR OUTLOOK

To date, the economy has been characterized by good growth, declining inflation, and 30-year Treasury Bond yields fluctuating around 6%. This is a favorable economic climate for utility stocks, and one that could improve if the growth of industrial companies' profits moderates as expected by some observers.

Entry into the long-distance market offers the prospect of significant revenue growth for the regional telephone companies. A major holding of the Fund, Bell Atlantic, anticipates receiving permission to enter the long-distance business late this year. Our view is that entry into long distance for one of the telephone companies would impact sentiment favorably for all the regional telephone companies.

Looking ahead, we expect strong earnings growth from our telephone holdings. Earnings growth rates could exceed those for the companies in the S&P

Industrial Index, yet the telephone companies' price/ earning ratios are substantially less than those of the S&P Industrials. Above-market dividend yields, and free cash flow from operations over and above capital expenditures and dividend requirements, further enhance the investment merit of telephone stocks.

As the telephone companies continue to grow earnings at anticipated double digit rates, and investors become more confident regarding their ability to continue compounding earnings at a high rate, the potential exists for the market to place a higher valuation on these companies' earnings.

Selected electric utilities appear to be in the early stages of regaining favor with investors. Relative price performance began to improve at the end of 1997 We believe this sector is under-researched and under-weighted in institutional portfolios, and earnings are priced at a substantial discount to large industrial companies.

Currently, there is very little difference between the valuation of companies with superior investment prospects and those with ordinary prospects. We believe the combination of factors set out above make it an excellent time to invest in utilities.

Thank you for your investment in the Strong American Utilities Fund. We appreciate your continued confidence in our investment management.

Sincerely,


/s/ William H. Reaves
William H. Reaves
Portfolio Manager

[PHOTO OF WILLIAM H. REAVES]


===============================================================================
                   GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 7-1-93 to 4-30-98
[GRAPH]

                       THE STRONG
                   AMERICAN UTILITIES     S&P 500     Lipper Utility
                          FUND             Index       Funds Index
           6-93          10,000           10,000         10,000
          12-93          10,450           10,496         10,167
          12-94          10,178           10,635          9,223
          12-95          13,939           14,631         11,724
          12-96          15,106           17,991         12,809
          12-97          19,270           23,993         16,115
           4-98          20,259           27,615         17,334

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor' s 500 Stock Index ("S&P 500") and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                            ===================================
                                                      AVERAGE ANNUAL
                                                     TOTAL RETURNS(3)
                                            ===================================
                                                       As of 4-30-98

                                                     1-YEAR              33.49%

                                                     2-YEAR              21.00%

                                                     3-YEAR              22.04%

                                            SINCE INCEPTION              15.73%
                                                (on 7-1-93)
                                            ===================================

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size. The Lipper Utility Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The American Utilities Fund is a non-diversified sector fund. As such, it may concentrate its assets in fewer individual holdings than a diversified fund may, and it may concentrate its investments in the utilities sector. Therefore, the Fund is more exposed to individual stock volatility and negative market pressures in the utilities sector.

2 Yields are historical and do not represent future yields, which will fluctuate.

3 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

================================
THE STRONG ASSET ALLOCATION FUND
================================

THE FUND WAS POSITIONED TO BENEFIT FROM A LOW INFLATIONARY ENVIRONMENT, STRONG CONSUMER AND STRONG DOMESTIC ECONOMIC ACTIVITY.

The Strong Asset Allocation Fund seeks high total return consistent with reasonable risk over the long term. The Fund allocates its assets among a diversified portfolio of equity securities, bonds, and short-term fixed-income securities.

For the semi-annual period ended April 30, 1998, the Fund posted a total return of 13.60%.(1) That's below the 14.46% return from the 60/35/5 Balanced Index-the benchmark for our Fund, and above the 12.32% return of our peer group of funds, the Lipper Flexible Portfolio Average, for the same period. As of April 30, 1998, the Fund's total net assets were $297.6 million.*

A POSITIVE INVESTMENT MARKET

The first half of the fiscal year was again quite positive for the stock market. As we entered the year, the market had taken on a decidedly defensive posture. The focus of the financial markets was on the Asian turmoil, with market participants shying away from any industry whose growth was stimulated through exposure to this afflicted region. Investors had turned their focus to those companies whose financial performance was influenced by the strong domestic economy. This led to declining interest rates and strong domestic growth.

====================================
          ASSET ALLOCATION
====================================
  Based on net assets as of 4-30-98

[PIE CHART]

Stocks                         70.0%
Bonds                          24.3%
Short-Term Investments          5.7%

The Fund's asset allocation does not
reflect any futures positions held
by the Fund.
====================================

As the new calendar year began, market participants were happy to put the last few months behind them and start anew. Typically, the beginning of a new calendar year is one of the strongest periods of the year, influenced by strong cash flows as contributions are made for retirement and savings. There were two important factors that may have had a large influence on the market's move to new highs. First, fears of a severe negative impact from the Asian financial crisis lessened as companies reported their latest financial results and generally met expectations. Secondly, due to a flight to quality and low levels of inflation, interest rates had declined which supported higher valuations on the stock market. In addition, market participants began buying back the same issues that had been sold as the Asia effect was not as evident as originally thought.

The period ended with the economy growing at a surprisingly strong pace despite the expected dampening effect from the Asian crisis and growing ambiguity over future Federal Reserve action on interest rates.

TAKING ADVANTAGE OF OPPORTUNITIES

The Fund benefited from its move to a maximum 70% weighting in equities during this period. In addition, its bias towards large capitalization stocks continued to benefit performance. During the period several adjustments were made to exposures in response to the impact of the Asian crisis. We began the fiscal year with a more domestically oriented position of the Fund's assets for two reasons. One was to avoid exposure to the most afflicted areas of the Asian region. The other was to leverage our exposure to the strong domestic economic backdrop.

With that in mind, the Fund benefited by lowering its exposure to energy, as the Asian region represented a large source of incremental demand that now was constrained. Secondly, exposure to the technology sector was maintained on a selective basis as again this region of the world lessened demand and created oversupply in certain sectors of the industry.

The Fund was positioned to benefit from a low inflationary environment, strong consumer and strong domestic economic activity. This led us to increase our exposure to such areas as healthcare, financials and retail.

The Fund also benefited from merger announcements that took place in the financial sector in that the Fund owned many of the companies that participated in these transactions.

As earnings began to be announced and the much anticipated impact of the Asian crisis dissipated, we began to rebuild positions in energy and technology. These areas experienced a sharp snap back as investors bought back oversold sectors and were willing to look past the potential negative impacts of the global conditions, counting on a strong re-emergence of strength later in the year.

The fixed income portion of the Asset Allocation Fund remains largely invested in intermediate-term notes and bonds offering an attractive income level and a fair degree of price stability. We have generally favored corporate bonds over Treasuries and mortgages as we see a continuation of the positive credit trends which have characterized this business expansion.

OUR OUTLOOK

We remain cautiously optimistic on the stock market and economy. At present, the economy remains in a position of strength with few signs of strain. We have a strong economy with high employment levels and low inflation. This combination makes for quite a positive backdrop for financial assets.

Going forward the financial markets will have to deal with a number of issues: corporate earnings growth, inflation, Federal Reserve interest rate policy, Asia, and valuations. Despite these concerns, the stock market has continued to climb a wall of worry as it historically has. At the current time, the positive backdrop for financial assets could not be better.

Thank you for your investment in the Strong Asset Allocation Fund. We look forward to earning your continued confidence.

Sincerely,


/s/ Rimas Milaitis
Rimas Milaitis


/s/ Jeffrey A. Koch
Jeff Koch


/s/ Bradley C. Tank
Brad Tank
Portfolio Co-managers

[PHOTO OF RIMAS MILAITIS, JEFF KOCH, AND BRAD TANK]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-30-81 to 4-30-98
[GRAPH]

                       THE STRONG
                    ASSET ALLOCATION      S&P 500       Lipper Flexible
                          FUND             Index       Portfolio Average
       12-81             10,000            10,000           10,000
       12-83             19,344            14,896           15,136
       12-85             25,346            20,853           19,966
       12-87             29,734            26,044           24,681
       12-89             36,104            39,993           31,892
       12-91             44,393            50,557           39,757
       12-93             52,469            59,892           47,975
       12-95             63,028            83,487           58,655
       12-97             81,219           136,906           78,764
        4-98             89,596           157,572           86,185

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Flexible Portfolio Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                             ==================================
                                                       AVERAGE ANNUAL
                                                      TOTAL RETURNS(1)
                                             ==================================
                                                       As of 4-30-98

                                                      1-YEAR             27.53%

                                                      3-YEAR             17.99%

                                                      5-YEAR             13.26%

                                                     10-YEAR             11.31%

                                             SINCE INCEPTION             14.37%
                                               (on 12-30-81)
                                             ==================================

* The 60/35/5 Balanced Index is comprised of 60% S&P 500 Stock Index, 35% Lehman Brothers Intermediate Government/Corporate Bond Index, and 5% Salomon Brothers 3-Month Treasury Bill Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of 1-10 years. The Salomon Brothers 3-Month Treasury Bill Index is an unmanaged index generally representative of the average yield of Three-Month Treasury Bills. The Lipper Flexible Portfolio Average represents funds that allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments with a focus on total return. Source of the 60/35/5 Balanced Index and the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

=============================
THE STRONG BLUE CHIP 100 FUND
=============================

WE REDUCED OUR TECHNOLOGY INVESTMENTS SOMEWHAT, AND ADDED TO HOLDINGS IN LARGE, MULTINATIONAL COMPANIES THAT HAVE LIMITED ASIAN EXPOSURE.

The Strong Blue Chip 100 Fund seeks high total return by investing for capital growth and income. Under normal market conditions, the Fund intends to be fully invested in a diversified portfolio of common stocks of the 100 largest market capitalization or "blue chip" companies traded in the U.S. Half of the Fund is an index of these stocks weighted by market capitalization. The remaining 50% of the Fund is actively managed, with investments in selected stocks that appear to have the most attractive growth prospects in the existing market environment. Generally, a maximum of 5% of the Fund's assets will be invested in any one of the 100 companies.

For the six-month period ended April 30, 1998, the Fund posted a return of 21.34%--about in line with the 22.49% return of the S&P 500 Index.(1)

SUCCEEDING IN A CHOPPY MARKET

Early in the fourth quarter of 1997, the financial crisis of Asia adversely affected U.S. stock prices in general. At that time, the Fund's results were hurt by the decline in the value of its investments in the technology and energy sectors. The uncertainty as to the impact of the Asian crisis on the U.S. economy continued to weigh on the market through the end of the year.

===================================
          ASSET ALLOCATION
===================================
 Based on net assets as of 4-30-98

[PIE CHART]

Common Stocks                 99.5%
Short-Term Investments         0.5%
===================================

It was late in January before stock prices began the rise that has continued through the date of this report. Growing investor confidence was triggered by increasing evidence that the U.S. economy was still healthy, with solid consumer fundamentals, and low inflation and interest rates. The aftereffects of the Asian turmoil were investor preference for liquidity, and companies with domestic-only revenues or those with limited exposure to Asia.

We addressed these conditions with the 50% of the Fund that is actively managed. We reduced our technology investments somewhat, and added to holdings in large, multinational companies that have limited Asian exposure. Sectors that we favored were communication services, consumer staples (consumer products or services purchased for personal or household use), consumer cyclicals (consumer goods expected to last three or more years), and financials. These were constructive changes for the Fund, and have resulted in improved investment results so far in 1998.

To allow the actively managed portion of the Fund to make a meaningful impact on performance, we continue to limit these holdings to about 30 companies.

LOOKING AHEAD

While we believe that growth may be slowing in 1998, the U.S. economy appears to be in good balance. The underlying consumer fundamentals--jobs, income growth, rising stock prices, mortgage refinancing, lower interest costs and disinflation--should allow consumer spending to keep any negative impacts on the U.S. economy from the Asian crisis fairly modest. We expect inflation and interest rates to remain moderate. In my opinion, this is a good environment for equity markets, and the stocks of companies with global franchises, pricing flexibility, and the ability to maintain high returns on their capital should do well. We plan to continue monitoring economic events and the level of interest rates, and will alter the Fund's investment mix if and when it seems appropriate.

Thank you for your confidence in the Strong Blue Chip 100 Fund. We appreciate your investing with us.

Sincerely,


/s/ Karen E. McGrath
Karen E. McGrath
Portfolio Manager

[PHOTO OF KAREN E. MCGRATH]

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 6-30-97 to 4-30-98
===============================================================================
[GRAPH]

                        THE STRONG                  Lipper Growth
                        BLUE CHIP       S&P 500       and Income
                         100 FUND        Index        Funds Index
               6-97       10,000        10,000          10,000
               9-97       10,750        10,749          10,837
              12-97       10,872        11,058          10,951
               3-98       12,406        12,600          12,200
               4-98       12,607        12,727          12,265

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                                ===============================
                                                        TOTAL RETURN(1)
                                                ===============================
                                                         As of 4-30-98

                                                SINCE INCEPTION          26.07%
                                                    (on 6-30-97)
                                                ===============================

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of Lipper index data is Lipper Analytical Services, Inc.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

=============================
THE STRONG EQUITY INCOME FUND
=============================

THE FUND WAS POSITIONED TO BENEFIT FROM A LOW INFLATIONARY ENVIRONMENT, STRONG CONSUMER AND STRONG DOMESTIC ECONOMIC ACTIVITY.

The Strong Equity Income Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in companies that pay current dividends and offer potential growth of earnings.

For the semi-annual period ended April 30, 1998, the Fund posted a total return of 16.77%(1). Our return compares favorably to the 16.34% gain posted by our peer group of funds, the Lipper Equity Income Funds Index.

The Fund's focus remains on the stocks of large, well-established, dividend-paying companies. These companies typically have a long history against which to benchmark current performance as we move through an economic cycle. In addition, these stocks tend to offer a stream of dividends and market liquidity that may offer the potential for greater stability and capital growth.

===================================
          ASSET ALLOCATION
===================================
 Based on net assets as of 4-30-98

[PIE CHART]

Common Stocks                 95.3%
Convertible Securities         4.4%
Short-Term Investments         0.3%
===================================

A CHANGING MARKET
The first half of the fiscal year was again quite positive for the stock market though it was not without its moments of severe pessimism about corporate earnings, negative impact from the Asian financial crises, and inflation. As we entered the year, the market had taken on a decidedly defensive posture. The focus of the financial markets was on the Asian turmoil, with market participants shying away from any industry whose growth was stimulated through exposure to this afflicted region. In light of these fears, investors favored stocks of those companies whose financial performance was influenced by the strong domestic economy. This also led to a flight to quality in the bond market causing interest rates to decline and, in turn, stimulating domestic economic activity.

==============================================================================
                             FIVE LARGEST HOLDINGS
==============================================================================
                       Based on net assets as of 4-30-98
                                                                    % OF NET
  SECURITY                         INDUSTRY                           ASSETS
  --------------------------------------------------------------------------
  General Electric Company       Electrical Equipment                   3.4%
  ..........................................................................
  Pfizer, Inc.                   Healthcare-Drug/Diversified            1.9%
  ..........................................................................
  Merck & Company, Inc.          Healthcare-Drug/Diversified            1.6%
  ..........................................................................
  Citicorp                       Bank-Money Center                      1.6%
  ..........................................................................
  Xerox Corporation              Office Automation                      1.5%
  ..........................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
===============================================================================

As the new calendar year began, market participants were happy to put the last few volatile months behind them and start anew. The stock market began with typical seasonal strength as investors came out of their shells.

The period ended with the economy growing at a surprisingly strong pace. It is debatable as to whether there will be any slowing in the rate of economic growth here. This ambiguity has stimulated public commentary from Federal Reserve members as to the direction of future action on interest rates, triggering a corrective phase in the stock market as it adjusts to the possibility of higher interest rates.

NAVIGATING A CHALLENGING MARKET

The Fund continued to benefit from its bias towards large capitalization stocks. During the period several adjustments were made to exposures in response to the impact of the Asian crisis. We began the fiscal year with a more domestically oriented position of the Fund's assets for two reasons. One was to avoid exposure to the most afflicted areas of the Asian region. The other was to leverage our exposure to the strong domestic economic backdrop.

With that in mind, the Fund benefited by lowering its exposure to energy as the Asian region represented a large source of incremental demand that now was constrained. Secondly, our strategy of minimal exposure to the technology sector due to this sector's low dividend yield and high volatility paid off, as investors scrambled to get out.

The Fund was positioned to benefit from a low inflationary environment, strong consumer and strong domestic economic activity. This led us to increase our exposure to such areas as healthcare, financials and retail. The Fund also benefited from merger announcements that took place in the financial sector in that the

Fund owned many of the companies that participated in these transactions.

As earnings began to be announced and the much anticipated impact of the Asian crisis lessened, we began to rebuild positions in energy. This area experienced a sharp snap back as investors bought back oversold sectors and were willing to look past the potential negative impacts of the global conditions, counting on a strong re-emergence of strength later in the year.

OUTLOOK

We remain cautiously optimistic on the stock market and economy. At present, the economy remains in a position of strength with few signs of strain. We have a strong economy with high employment levels and low inflation. This combination makes for quite a positive backdrop for financial assets.

Going forward the financial markets will have to deal with a number of issues: corporate earnings growth, inflation, Federal Reserve interest rate policy, Asia, and valuations. Despite these concerns, the stock market has continued to climb a wall of worry as it historically has. At the current time, the backdrop for financial assets is very positive.

Thank you for your investment in the Strong Equity Income Fund. We look forward to earning your continued confidence.

Sincerely,


/s/ Rimas Milaitis
Rimas Milaitis

[PHOTO OF RIMAS MILAITIS]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-29-95 to 4-30-98
[GRAPH]

                          THE STRONG                    Lipper Equity
                        EQUITY INCOME       S&P 500      Income Funds
                             FUND            Index           Index
            12-95           10,000          10,000          10,000
             6-96           11,296          11,010          10,700
            12-96           12,810          12,296          11,789
             6-97           15,126          14,830          13,605
            12-97           16,822          16,398          15,032
             4-98           18,854          18,874          16,540

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor' s 500 Stock Index ("S&P 500") and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                              =================================
                                                       AVERAGE ANNUAL
                                                      TOTAL RETURNS(1)
                                              =================================
                                                        As of 4-30-98

                                                       1-YEAR            37.10%

                                              SINCE INCEPTION            31.23%
                                                (on 12-29-95)
                                              =================================

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Equity Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

=================================
THE STRONG GROWTH AND INCOME FUND
=================================

AS EARNINGS BEGAN TO BE ANNOUNCED AND THE MUCH ANTICIPATED IMPACT OF THE ASIAN CRISIS LESSENED, WE BEGAN TO REBUILD POSITIONS IN ENERGY AND TECHNOLOGY.

The Strong Growth & Income Fund seeks high total return by investing for both capital growth and income. The Fund invests primarily in companies that pay current dividends and offer potential growth of earnings.

For the semi-annual period ended April 30, 1998, the Fund posted a total return of 18.71%(1). Our return compares favorably to the 17.07% gain posted by our peer group of funds, the Lipper Growth and Income Funds Index.

====================================
         ASSET ALLOCATION
====================================
 Based on net assets as of 4-30-98

[PIE CHART]

Common Stocks                  99.6%
Convertible Securities          0.3%
Short-Term Investments          0.1%
====================================

The Fund's focus is on the stocks of large, well-established, dividend-paying companies. These companies typically have a long history against which to benchmark current performance as we move through an economic cycle. In addition, these stocks tend to offer a stream of dividends and market liquidity that have the potential for greater stability and capital growth.

===============================================================================
                             FIVE LARGEST HOLDINGS
===============================================================================
                       Based on net assets as of 4-30-98

                                                                     % OF NET
  SECURITY                        INDUSTRY                             ASSETS
  ---------------------------------------------------------------------------
  General Electric Company        Electrical Equipment                   3.4%
  ...........................................................................
  Microsoft Corporation           Computer Software                      2.2%
  ...........................................................................
  Pfizer, Inc.                    Healthcare-Drug/Diversified            1.8%
  ...........................................................................
  The Coca-Cola Company           Beverage-Soft Drink                    1.6%
  ...........................................................................
  Citicorp                        Bank-Money Center                      1.5%
  ...........................................................................

  Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
===============================================================================

A CHANGING MARKET

The first half of the fiscal year was again quite positive for the stock market though it was not without its moments of severe pessimism about corporate earnings, negative impact from the Asian financial crises, and inflation. As we entered the year, the market had taken on a decidedly defensive posture. The focus of the financial markets was on the Asian turmoil, with market participants shying away from any industry whose growth was stimulated through exposure to this afflicted region. In light of these fears, investors favored stocks of those companies whose financial performance was influenced by the current strong domestic economy. Interest rates declined as investors sought safety in the U.S. Treasury market.

As the new calendar year began, market participants were happy to put the last few months behind them and start anew. As the dust began to settle around the Asian market crisis, and interest rates declined--supporting higher stock valuations--investors began to broaden the scope of their investments from solely large cap securities to include small and medium capitalization stocks as well.

The period ended with the economy growing at a surprisingly strong pace. It is debatable as to whether there will be any slowing in the rate of economic growth here. This ambiguity has stimulated public commentary from Federal Reserve members as to the direction of future action on interest rates, triggering a corrective phase in the stock market as it adjusts to the possibility of higher interest rates.

NAVIGATING A CHALLENGING MARKET

The Fund continued to benefit from its bias towards large capitalization stocks. During the period several adjustments were made to exposures in response to the impact of the Asian crisis. We began the fiscal year with a more domestically oriented position of the Fund's assets for two reasons. One was to avoid exposure to the most afflicted areas of the Asian region. The other was to leverage our exposure to the strong domestic economic backdrop.

With that in mind, the Fund benefited by lowering its exposure to energy, as the Asian region represented a large source of incremental demand that now was constrained. Secondly, exposure to the technology sector was maintained on a selective basis as again this region of the world lessened demand and created oversupply in certain sectors of the industry.

The Fund was positioned to benefit from a low inflationary environment, strong consumer and domestic economic activity. This led us to increase our exposure to such areas as healthcare, financials and retail. The

Fund also benefited from merger announcements that took place in the financial sector in that the Fund owned many of the companies that participated in these transactions.

As earnings began to be announced and the much anticipated impact of the Asian crisis lessened, we began to rebuild positions in energy and technology. This area experienced a sharp snap back as investors bought back oversold sectors and were willing to look past the potential negative impacts of the global conditions, counting on a strong re-emergence of strength later in the year.

OUTLOOK

We remain cautiously optimistic on the stock market and economy. At present, the economy remains in a position of strength with few signs of strain. We have a strong economy with high employment levels and low inflation.

Going forward the financial markets will continue to deal with a number of issues: corporate earnings growth, inflation, Federal Reserve interest rate policy, Asia, and valuations. Despite these concerns, the stock market has continued to climb a wall of worry as it historically has. At the current time, the backdrop for financial assets is quite positive.

Thank you for your investment in the Strong Growth & Income Fund. We look forward to earning your continued confidence.

Sincerely,


/s/ Rimas Milaitis
Rimas Milaitis

[PHOTO OF RIMAS MILAITIS]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-29-95 to 4-30-98
[GRAPH]

                          THE STRONG                    Lipper Growth
                          GROWTH AND      S&P 500         and Income
                          INCOME FUND      Index         Funds Index
           12-95            10,000        10,000           10,000
            6-96            11,556        11,010           10,846
           12-96            13,191        12,296           12,069
            6-97            15,469        14,830           13,992
           12-97            17,199        16,398           15,323
            4-98            19,593        18,874           17,161

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                             ==================================
                                                       AVERAGE ANNUAL
                                                      TOTAL RETURNS(1)
                                             ==================================
                                                       As of 4-30-98

                                                      1-YEAR             39.74%

                                             SINCE INCEPTION             33.41%
                                               (on 12-29-95)
                                             ==================================

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

=================================
THE STRONG LIMITED RESOURCES FUND
=================================

WE STRONGLY BELIEVE THAT ENERGY AND OTHER RESOURCES CONSUMED IN THE CREATION OF ECONOMIC GROWTH WILL BECOME AN AREA OF INVESTMENT ATTRACTION FOR AT LEAST THE NEXT FEW YEARS.

The Strong Limited Resources Fund seeks capital growth and income by investing in energy and other natural resources industries. The Fund offers investors an opportunity to diversify their overall portfolio by investing in a specialized market segment that tends to act somewhat independently of overall market activity. This low market sensitivity may help investors reduce the market sensitivity of their overall portfolio. Additionally, natural resources stocks often show above-market dividend yields and consistent dividend growth that can provide investors with a cushion in market downturns.

==================================
         ASSET ALLOCATION
==================================
 Based on net assets as of 4-30-98

[PIE CHART]

Common Stocks                96.3%
Short-Term Investments        3.7%
==================================

A CHALLENGING MARKET

The first few months of 1998 have seen a recovery in the areas of energy and natural resources, after a turbulent autumn of 1997. The reverberations from the Asian financial crisis had a longer and harder impact on natural resources than the overall stock market, as our area was directly impacted by a sudden drop in Asian demand for oil, forest products, and chemicals. Today, we can observe that the world economies are continuing to grow and that the consumption of natural resources is growing as well.

===============================================================================
                             FIVE LARGEST HOLDINGS
===============================================================================
                       Based on net assets as of 4-30-98
                                                                     % OF NET
  SECURITY                         INDUSTRY                            ASSETS
-------------------------------------------------------------------------------
  Ocean Energy, Inc.               Oil-North American                    4.9%
                                   Exploration and Production
  ............................................................................
  Enron Oil & Gas Company          Oil-North American                    4.8%
                                   Exploration and Production
  ............................................................................
  Chevron Corporation              Oil-International Integrated          4.7%
  ............................................................................
  Noble Affiliates, Inc.           Oil-North American                    4.7%
                                   Exploration and Production
  ............................................................................
  KN Energy, Inc.                  Natural Gas Distribution              4.5%
  ............................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
===============================================================================

The Fund and the natural resources area also have been impacted by a much warmer than normal winter, caused by the weather effects of El Nino, as well as a short-term over-supply of crude oil. The prices of both oil and natural gas-- industries that the Fund is heavily committed to--fell sharply from October 1997 until very recently. Despite the fact that these factors negatively impacted energy stocks, the Strong Limited Resources Fund appreciated 2.06% in this six-month period--largely due to the Fund's diversification.(1)

OUR INVESTMENT STRATEGY

The Strong Limited Resources Fund has continued to invest in those areas of the natural resources spectrum that we committed the Fund to when it was created seven months ago. We strongly believe that energy and other resources consumed in the creation of economic growth will become an area of investment attraction for at least the next few years.

The Fund is 80% invested in energy stocks, particularly oil and gas exploration and production companies, oil service stocks, and natural gas utilities. We believe that the United States and the rest of the world is operating at virtual full capacity utilization of oil and gas supplies. With an expected increase in demand for energy resources of 2.5-3% annually, and reasonable selling prices for oil and gas, there is a compelling need for expanding development of these fuels. The areas of greatest concentration in our Fund are as follows:

o Oil and gas exploration and production companies (32% of assets)--These are the finders and producers of oil and gas. We expect these companies to benefit from growing production, higher selling prices and continued takeover activity.

o Oil service and equipment companies (15%)--These companies provide the goods and services to aid the oil companies in their pursuit of new reserves and production. After suffering a 15-year period of consolidation, the oil service industry is poised for rapid growth.
o Natural Gas Utilities (15%)--Companies in this area are benefiting from the continued growth in demand for natural gas in the United States, as well as the ongoing consolidation occurring between electric and gas utilities.
o Other resource areas (17% )--We expect a more attractive investment climate for steel, aluminum, forest products, most chemicals, and at some point, copper as well, as these industries continue to experience tight capacity utilization and further takeovers and restructurings.

LOOKING AHEAD
We expect the second half of 1998 to show a much stronger performance for our areas of investment. As crude oil prices recover--as a result of continued growth in consumption and reduced supply potential from OPEC--and natural gas prices remain firm, investor interest will return to energy. Just as importantly, we anticipate an increased level of mergers, acquisitions, restructurings, etc. in all our resource areas. The stocks are selling at the bottom end of their absolute and relative valuations, and are of increasing interest to acquirers.

We are very excited about the Strong Limited Resources Fund and its prospects for the long-term. Thank you for your investment in the Fund. We look forward to earning your further confidence.

Sincerely,


/s/ Mark A. Baskir
Mark Baskir
Portfolio Manager

[PHOTO OF MARK BASKIR]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 9-30-97 to 4-30-98
[GRAPH]

                      THE STRONG
                   LIMITED RESOURCES      S&P 500         Lipper Natural
                         FUND              Index        Resources Average
       9-97             10,000            10,000             10,000
      10-97              9,510             9,666              9,400
      11-97              9,190            10,113              8,542
      12-97              9,306            10,287              8,470
       1-98              8,666            10,401              8,122
       2-98              9,196            11,151              8,459
       3-98              9,516            11,722              8,765
       4-98              9,706            11,840              9,033

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Natural Resources Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
===============================================================================

                                                ===============================
                                                        TOTAL RETURN(1)
                                                ===============================
                                                         As of 4-30-98

                                                SINCE INCEPTION          -2.94%
                                                   (on 9-30-97)
                                                ===============================

* The S& P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Natural Resources Average represents funds that invest more than 65% of its equity commitment in natural resource stocks. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper Natural Resources Average is Lipper Analytical Services, Inc.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

============================
THE STRONG TOTAL RETURN FUND
============================

NEW MONEY FLOWS INTO U.S. EQUITIES DURING THE PAST SIX MONTHS HAVE CREATED A LIQUIDITY-DRIVEN MARKET, AND IS THE KEY REASON THAT THE BIG-CAP INDICES ARE PERFORMING SO WELL.

The Strong Total Return Fund seeks high total return by investing for capital growth and income. The Fund emphasizes investment in large-to-medium-size companies with steady to growing dividends.

LOOKING BACK
Asia was the principal concern of the U.S. stock market as investors analyzed the impact on earnings of companies which conduct business within this region. For U.S. manufacturers, the extent of Asian economic woes is only beginning to be better understood. We expect that this region will continue to influence the stock market, and the glass will be half empty or half full depending on the outlook of the moment. On the positive side, an increase of low-cost goods from Asia may become a contributing factor in holding down inflation. Southeast Asia will remain an important issue to watch.

==================================
          ASSET ALLOCATION
==================================
 Based on net assets as of 4-30-98

[PIE CHART]

Common Stocks                91.7%
Convertible Securities        6.0%
Short-Term Investments        2.3%
==================================

As these Asian problems unfolded, the stock market stopped its upward trend and trading remained in a consistent price range from August until mid-January. During this period we sold or reduced positions in multinational companies which would experience lower sales into Asia or higher competition from low-price Asian imports. Additionally, we reduced holdings in international oils, oil services, and technology. The proceeds were reinvested in companies which had a lower exposure to Asia, principally U.S. financials, retailers, regional Bell telephone companies, and consumer staple companies. In this environment, the Fund returned 14.59% for the six-month period ended April 30, 1998.(1)

WHERE WE ARE

The consumer is in good shape to benefit from the growth in the U.S. economy. Consumer confidence is at high levels, and real disposable income for the American worker has been growing above trend-line. This is a great job market, with Americans employed at record levels. For the first time since 1959, the Federal budget may have a surplus as tax receipts have been above expectations. Capacity levels are high, which results in a general lack of pricing power for corporations. Companies still strive to increase productivity as a means to increase margins and profits. Corporate merger and takeover activity is strong, which is normal for this point of the economic cycle, and large companies are buying shares of their own stocks.

New money flows into U.S. equities during the past six months have created a liquidity-driven market, and is the key reason that the big-cap indices--the Dow Jones Industrial Average and the S&P 500--are performing so well. The slowing corporate revenue and earnings growth is being offset by low inflation, low interest rates and the strong U.S. dollar, which makes stocks preferable over cash for investors. Foreign investors have invested in U.S. stocks in recent months, and they tend to buy large, well-known companies.

OUR OUTLOOK

With no rise in inflation and interest rates, the stock market can continue to rise over the long term, but short-term corrections could come at any time as valuations become too full or economic news makes investors nervous. There is the risk that the Federal Reserve could tighten, but with a low level of inflation and a higher dollar the probability is that the Fed may

===============================================================================
                             FIVE LARGEST HOLDINGS
===============================================================================
                       Based on net assets as of 4-30-98
                                                                     % OF NET
  SECURITY                         INDUSTRY                            ASSETS
-------------------------------------------------------------------------------
  General Electric Company         Electrical Equipment                  3.2%
  ............................................................................
  Pfizer, Inc.                     Healthcare-Drug/Diversified           3.0%
  ............................................................................
  Kohl's Corporation               Retail-Department Store               2.2%
  ............................................................................
  Microsoft Corporation            Computer Software                     2.2%
  ............................................................................
  Lucent Technologies, Inc.        Telecommunication Equipment           1.8%
  ............................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
===============================================================================
continue to remain on the sideline and limit itself to jawboning. The Fed's continued inaction, however, is not a sure thing. The months ahead will be an especially important period to really focus on stocks with the best fundamentals and the best valuations. We will continue to focus on high-quality, predictable, growing companies and we look to add companies as valuations become attractive. We have maintained our exposure to consumer-related stocks because of the strength of the consumer. In the financial area, we have reduced our exposure in selected issues where valuations became stretched. We added several energy stocks because of very attractive valuations. It is possible to have a correction in the near term, but we believe the long-term outlook for the stock market remains favorable.

Thank you for your investment in the Strong Total Return Fund.

Sincerely,


/s/ Ronald C. Ognar
Ronald C. Ognar


/s/ Ian J. Rogers
Ian J. Rogers
Portfolio Co-managers

[PHOTO OF RON C. OGNAR AND IAN J. ROGERS]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-30-81 to 4-30-98
[GRAPH]

                          THE STRONG                    Lipper Growth
                         TOTAL RETURN      S&P 500        and Income
                             FUND           Index        Funds Index
           12-81            10,000          10,000          10,000
           12-83            18,720          14,896          15,243
           12-85            25,936          20,853          20,436
           12-87            33,002          26,044          24,673
           12-89            39,140          39,993          36,132
           12-91            48,578          50,557          43,393
           12-93            59,851          59,892          54,528
           12-95            74,963          83,487          71,211
           12-97           106,181         136,906         109,113
            4-98           118,027         157,572         122,206

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------

                                             ==================================
                                                       AVERAGE ANNUAL
                                                      TOTAL RETURNS(1)
                                             ==================================
                                                        As of 4-30-98

                                                      1-YEAR             34.58%

                                                      3-YEAR             22.33%

                                                      5-YEAR             17.84%

                                                     10-YEAR             12.78%

                                             SINCE INCEPTION             16.31%
                                               (on 12-30-81)
                                             ==================================

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

SCHEDULES OF INVESTMENTS IN SECURITIES               APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                        STRONG AMERICAN UTILITIES FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 95.7%
ELECTRIC UTILITY 36.1%
Ameren Corporation                                      232,000   $  9,193,000
American Electric Power Company, Inc.                   190,000      9,072,500
CMS Energy Corporation                                  187,000      8,169,563
Duke Energy Company                                     143,000      8,276,125
Firstenergy Corporation                                 335,000     10,133,750
NIPSCO Industries, Inc.                                 355,000      9,518,437
SCANA Corporation                                        76,600      2,288,425
The Southern Company                                    277,000      7,340,500
TECO Energy                                             316,000      8,413,500
TNP Enterprises, Inc.                                    35,400      1,141,650
                                                                  ------------
                                                                    73,547,450
ENERGY RELATED 12.8%
Amoco Corporation                                        65,000      2,876,250
Apache Corporation                                        2,000         70,750
Atlantic Richfield Company                                2,000        156,000
Baker Hughes, Inc.                                       42,600      1,725,300
British Petroleum PLC ADR                                 3,000        283,500
Chevron Corporation                                         500         41,343
Diamond Offshore Drilling, Inc.                           6,100        308,813
Dresser Industries, Inc.                                 25,600      1,353,600
Exxon Corporation                                        89,800      6,549,787
FMC Corporation (b)                                      11,500        891,969
Imperial Oil, Ltd.                                       17,700        979,031
Kerr McGee Corporation                                    1,000         66,000
Mobil Corporation                                        16,500      1,303,500
Petroleum Geo-Services Sponsored ADR (b)                 13,500        887,625
Royal Dutch Petroleum Company-New York
  Registry Shares                                       104,200      5,893,812
Schlumberger, Ltd.                                       19,100      1,582,912
Texaco, Inc.                                              1,000         61,500
Tosco Corporation                                         6,300        224,438
USX-Marathon Group                                       25,200        902,475
                                                                  ------------
                                                                    26,158,605
GAS UTILITY 8.8%
Burlington Resources, Inc.                               12,200        573,400
Enron Corporation                                       138,000      6,787,875
MCN Energy Group, Inc.                                  222,000      8,380,500
National Fuel Gas Company                                11,000        506,000
Questar Corporation                                      33,500      1,453,063
Washington Gas Light Company                             12,000        326,250
                                                                  ------------
                                                                    18,027,088
OTHER UTILITY 0.6%
American Water Works Company, Inc.                       20,000        598,750
Elf Aquitaine SA Sponsored ADR (b)                        4,000        259,750
PG&E Corporation                                         10,000        323,750
                                                                  ------------
                                                                     1,182,250
TELECOMMUNICATION 37.4%
Alltel Corporation                                      110,500      4,723,875
Ameritech Corporation                                   466,000     19,834,125
Bell Atlantic Corporation                               157,000     14,689,313
BellSouth Corporation                                   157,500     10,109,531
GTE Corporation                                          38,000      2,220,625
SBC Communications, Inc.                                547,200     22,674,600
360 Communications Company (b)                           65,000      1,986,563
                                                                  ------------
                                                                    76,238,632
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $152,760,388)                            195,154,025
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 3.7%
COMMERCIAL PAPER 2.9%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.23%      $  406,100        406,100
General Mills, Inc., 5.26%                              665,900        665,900
Johnson Controls, Inc., 5.26%                         1,249,500      1,249,500
Pitney Bowes Credit Corporation, 5.26%                  595,800        595,800
Sara Lee Corporation, 5.26%                             242,100        242,100
Warner Lambert Company, 5.23%                         2,649,600      2,649,600
                                                                  ------------
                                                                     5,809,000
REPURCHASE AGREEMENT 0.8%
Goldman, Sachs & Company (Dated 4/30/98),
  5.45%, Due 5/01/98 (Repurchase Proceeds
  $1,700,257); Collateralized by: $1,065,000 United
  States Treasury Bonds, 13.25%, Due 5/15/14
  (Market Value $1,742,340) (e)                       1,700,000      1,700,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,509,000)                       7,509,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $160,269,388) 99.4%          202,663,025
Other Assets and Liabilities, Net 0.6%                               1,330,979
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $203,994,004
==============================================================================


===============================================================================
                         STRONG ASSET ALLOCATION FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 68.0%
AEROSPACE & DEFENSE 0.4%
United Technologies Corporation                          13,300    $ 1,309,219

AUTO & TRUCK PARTS 0.3%
The Goodyear Tire & Rubber Company                       14,400      1,008,000

AUTOMOBILE 0.2%
Ford Motor Company                                       14,700        673,444

BANK - MONEY CENTER 3.9%
BankAmerica Corporation                                  21,500      1,827,500
Chase Manhattan Corporation                              19,200      2,660,400
Citicorp                                                 21,500      3,235,750
First Union Corporation                                  16,500        996,188
NationsBank Corporation                                  39,100      2,961,825
                                                                   -----------
                                                                    11,681,663
BANK - REGIONAL 0.7%
Republic New York Corporation                             3,600        481,500
US Bancorp (b)                                           12,080      1,534,160
                                                                   -----------
                                                                     2,015,660
BANK - SUPER REGIONAL 3.3%
Banc One Corporation                                     30,250      1,779,078
The Bank of New York Company, Inc.                       22,700      1,340,719
Comerica, Inc.                                           26,550      1,777,191
First Chicago NBD Corporation                            16,800      1,560,300
Fleet Financial Group, Inc.                               9,200        794,650
Mellon Bank Corporation                                  26,100      1,879,200
Norwest Corporation                                      15,600        619,125
                                                                   -----------
                                                                     9,750,263
BEVERAGE - SOFT DRINK 1.6%
The Coca-Cola Company                                    38,800      2,943,950
PepsiCo, Inc.                                            48,300      1,916,906
                                                                   -----------
                                                                     4,860,856
BROKERAGE & INVESTMENT MANAGEMENT 0.3%
Merrill Lynch & Company, Inc.                            11,300        991,575

COMPUTER - MAINFRAME 0.5%
International Business Machines Corporation              13,800      1,599,075

-------------------------------------------------------------------------------
===============================================================================
                   STRONG ASSET ALLOCATION FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMPUTER - PERSONAL & WORKSTATION 1.2%
Dell Computer Corporation (b)                            24,400    $ 1,970,300
Hewlett-Packard Company                                  16,400      1,235,125
Sun Microsystems, Inc. (b)                                7,900        325,381
                                                                   -----------
                                                                     3,530,806
COMPUTER SOFTWARE 3.5%
America Online, Inc. (b)                                 14,800      1,184,000
BMC Software, Inc. (b)                                   16,500      1,543,781
Cisco Systems, Inc. (b)                                  36,650      2,684,613
Microsoft Corporation (b)                                52,200      4,704,525
Oracle Systems Corporation (b)                           16,200        419,175
                                                                   -----------
                                                                    10,536,094
CONTAINER 0.3%
Sealed Air Corporation (b)                               13,600        852,550

COSMETIC & PERSONAL CARE 0.5%
The Gillette Company                                     13,600      1,569,950

DIVERSIFIED OPERATIONS 3.3%
Allied Signal, Inc.                                      33,500      1,467,719
E.I. Du Pont de Nemours & Company                        21,700      1,580,031
Johnson Controls, Inc.                                   16,500        979,688
Minnesota Mining & Manufacturing Company                  6,100        575,687
Monsanto Company                                         12,500        660,937
Textron, Inc.                                            24,500      1,917,125
Tyco International, Ltd.                                 50,566      2,755,847
                                                                   -----------
                                                                     9,937,034
ELECTRICAL EQUIPMENT 2.6%
Emerson Electric Company                                 14,000        890,750
General Electric Company                                 81,300      6,920,663
                                                                   -----------
                                                                     7,811,413
ELECTRONIC PRODUCTS - MISCELLANEOUS 0.2%
General Motors Corporation Class H                       13,100        723,775

ELECTRONICS - SEMICONDUCTOR/COMPONENT 1.2%
Altera Corporation (b)                                   13,800        558,900
Intel Corporation                                        30,000      2,424,375
Texas Instruments, Inc.                                   7,800        499,688
                                                                   -----------
                                                                     3,482,963
FINANCE - MISCELLANEOUS 1.1%
American Express Company                                 21,800      2,223,600
SunAmerica, Inc.                                         22,400      1,118,600
                                                                   -----------
                                                                     3,342,200
FOOD 1.3%
Bestfoods                                                21,800      1,196,275
Sara Lee Corporation                                     22,300      1,328,244
Unilever NV                                              18,300      1,365,637
                                                                   -----------
                                                                     3,890,156
HEALTHCARE - DRUG/DIVERSIFIED 5.7%
Alza Corporation (b)                                      9,300        445,819
American Home Products Corporation                        7,300        679,813
Bristol-Myers Squibb Company                             22,200      2,350,425
Johnson & Johnson                                        21,700      1,548,837
Merck & Company, Inc.                                    25,900      3,120,950
Pfizer, Inc.                                             34,500      3,926,531
Schering-Plough Corporation                              14,800      1,185,850
Smithkline Beecham PLC Sponsored ADR                     19,500      1,161,469
Warner-Lambert Company                                   13,500      2,554,031
                                                                   -----------
                                                                    16,973,725
HEALTHCARE - INSTRUMENTATION 0.2%
Medtronic, Inc.                                          10,800        568,350

HEALTHCARE - MEDICAL SUPPLY 1.0%
Becton, Dickinson & Company                              17,500      1,218,438
McKesson Corporation                                     22,700      1,604,606
                                                                   -----------
                                                                     2,823,044
HEALTHCARE - PATIENT CARE 0.2%
United Healthcare Corporation                             6,300        442,575

HOUSING RELATED 0.6%
Masco Corporation                                        29,700      1,722,600
INSURANCE - ACCIDENT & HEALTH 0.4%
UNUM Corporation                                         21,700      1,166,375

INSURANCE - DIVERSIFIED 1.1%
Marsh & McLennan Companies, Inc.                         12,000      1,093,500
Travelers Group, Inc.                                    34,400      2,104,850
                                                                   -----------
                                                                     3,198,350
INSURANCE - LIFE 0.3%
Lincoln National Corporation                             11,500      1,021,344

INSURANCE - PROPERTY & CASUALTY 2.2%
The Allstate Corporation                                 17,300      1,665,125
American International Group, Inc.                       15,300      2,012,906
Chubb Corporation                                        20,000      1,578,750
The PMI Group, Inc.                                      15,500      1,259,375
                                                                   -----------
                                                                     6,516,156
LEISURE SERVICE 0.6%
The Walt Disney Company                                  13,200      1,640,925

MACHINERY - MISCELLANEOUS 0.5%
Cooper Industries, Inc.                                   9,900        662,063
Ingersoll-Rand Company                                   17,350        799,184
                                                                   -----------
                                                                     1,461,247
MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.5%
Dana Corporation                                         22,700      1,342,137

MEDIA - PUBLISHING 2.1%
Gannett Company, Inc.                                    16,200      1,100,588
McGraw-Hill, Inc.                                        19,000      1,471,312
News Corporation, Ltd. Sponsored ADR                     43,600      1,190,825
Time Warner, Inc.                                        32,900      2,582,650
                                                                   -----------
                                                                     6,345,375
MEDIA - RADIO/TV 2.0%
CBS Corporation                                          54,500      1,941,562
Clear Channel Communications, Inc. (b)                   20,500      1,932,125
Cox Communications, Inc. Class A (b)                     22,000        981,750
Tele-Communications, Inc. Liberty Media
  Group Series A (b)                                     28,350        940,866
                                                                   -----------
                                                                     5,796,303
METALS & MINING 0.3%
Southdown, Inc.                                          13,900        983,425

MORTGAGE & RELATED SERVICE 1.3%
Federal Home Loan Mortgage Corporation                   34,300      1,588,519
Federal National Mortgage Association                    37,000      2,215,375
                                                                   -----------
                                                                     3,803,894
OFFICE AUTOMATION 1.5%
Pitney Bowes, Inc.                                       30,800      1,478,400
Xerox Corporation                                        26,400      2,996,400
                                                                   -----------
                                                                     4,474,800
OIL - INTERNATIONAL INTEGRATED 2.5%
British Petroleum PLC ADR                                10,800      1,020,600
Chevron Corporation                                      11,500        950,906
Exxon Corporation                                        29,700      2,166,244

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                   STRONG ASSET ALLOCATION FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Mobil Corporation                                        16,000   $  1,264,000
Royal Dutch Petroleum Company - New York
  Registry Shares                                        17,700      1,001,156
Texaco, Inc.                                             15,700        965,550
                                                                  ------------
                                                                     7,368,456
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.2%
Burlington Resources, Inc.                               10,700        502,900

OIL - NORTH AMERICAN INTEGRATED 0.6%
Ashland, Inc.                                            17,500        925,312
USX-Marathon Group                                       25,500        913,219
                                                                  ------------
                                                                     1,838,531
OIL WELL EQUIPMENT & SERVICE 0.4%
Cooper Cameron Corporation (b)                           17,500      1,162,656

PAPER & FOREST PRODUCTS 0.3%
Fort James Corporation                                   15,500        769,187

PERSONAL & COMMERCIAL LENDING 1.5%
Associates First Capital Corporation                     24,652      1,842,737
Beneficial Corporation                                   11,300      1,473,237
Household International, Inc.                             8,600      1,130,363
                                                                  ------------
                                                                     4,446,337
RAILROAD 0.2%
Burlington Northern Santa Fe Corporation                  6,500        643,500

RETAIL - DEPARTMENT STORE 0.4%
J.C. Penney Company, Inc.                                 9,000        639,562
Sears, Roebuck & Company                                 10,700        634,644
                                                                  ------------
                                                                     1,274,206

RETAIL - DRUG STORE 1.6%
CVS Corporation                                          19,000      1,401,250
Rite Aid Corporation                                     59,200      1,901,800
Walgreen Company                                         38,900      1,342,050
                                                                  ------------
                                                                     4,645,100
RETAIL - FOOD CHAIN 0.5%
Safeway, Inc. (b)                                        41,500      1,587,375

RETAIL - MAJOR CHAIN 1.2%
Dayton Hudson Corporation                                17,900      1,562,894
Wal-Mart Stores, Inc.                                    41,400      2,093,287
                                                                  ------------
                                                                     3,656,181
RETAIL - RESTAURANT 0.3%
McDonald's Corporation                                   12,000        742,500

RETAIL - SPECIALTY 2.1%
Gap, Inc.                                                13,700        704,694
The Home Depot, Inc.                                     28,800      2,005,200
Lowe's Companies, Inc.                                   18,500      1,293,844
Office Depot, Inc. (b)                                   32,000      1,060,000
Tandy Corporation                                        22,500      1,119,375
                                                                  ------------
                                                                     6,183,113
SAVINGS & LOAN 0.3%
Washington Mutual, Inc.                                  13,000        910,812

SOAP & CLEANING PREPARATION 1.6%
Clorox Company                                           24,900      2,088,488
The Procter & Gamble Company                             33,000      2,712,187
                                                                  ------------
                                                                     4,800,675
TELECOMMUNICATION EQUIPMENT 2.7%
Alcatel Alsthom Sponsored ADR                            31,300      1,134,625
Ericsson (LM) Telephone Company ADR Class B              13,200        678,975
Lucent Technologies, Inc.                                38,000      2,892,750
Northern Telecom, Ltd.                                   18,600      1,132,275
Tellabs, Inc. (b)                                        32,000      2,268,000
                                                                  ------------
                                                                     8,106,625
TELECOMMUNICATION SERVICE 3.2%
AT&T Corporation                                         41,700      2,504,606
Bell Atlantic Corporation                                18,800      1,758,975
MCI Communications Corporation                           43,000      2,163,438
Sprint Corporation                                       33,500      2,288,469
Tele-Communications, Inc. - TCI Ventures Group
  Series A (b)                                           16,370        267,050
US West, Inc. Media Group (b)                            17,000        641,750
                                                                  ------------
                                                                     9,624,288
TELEPHONE 1.2%
Ameritech Corporation                                    11,200        476,700
BellSouth Corporation                                    13,500        866,531
SBC Communications, Inc.                                 51,800      2,146,463
                                                                  ------------
                                                                     3,489,694
TOBACCO 0.3%
Philip Morris Companies, Inc.                            21,000        783,562
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $161,799,659)                            202,383,019
------------------------------------------------------------------------------

WARRANTS 0.4%
American Telecasting, Inc. Warrants, Expire 8/10/00         350              0
Concentric Network Warrants, Expire 12/15/07
  (Acquired 12/15/97; Cost $6,980) (d)                    2,000         18,000
e. spire Communications, Inc. Warrants, Expire
  11/01/05 (Acquired 3/22/96; Cost $107,188) (d)          1,750        245,000
News Corporation Exchange Trust Warrants, Expire
  11/12/16 (Acquired 11/04/96; Cost $1,831,250) (d)      50,000        837,500
------------------------------------------------------------------------------
TOTAL WARRANTS (COST $1,954,168)                                     1,100,500
------------------------------------------------------------------------------

PREFERRED STOCKS 1.6%
California Federal Bank 10.625% Series B                 18,300      1,992,984
Nextlink Communications, Inc. 14.00% Senior
  Exchangeable                                           46,310      2,801,755
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $4,259,738)                             4,794,739
------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.6%
Metamor Worldwide, Inc. Subordinated Notes,
  2.94%, Due 8/15/04                                 $  725,000        759,438
Hexcel Corporation Subordinated Notes, 7.00%,
  Due 8/01/03                                           500,000        933,125
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $1,185,909)                            1,692,563
------------------------------------------------------------------------------

CORPORATE BONDS 20.2%
Republic of Argentina Yankee Notes, 9.50%,
  Due 11/30/02                                        2,000,000      1,977,500
Atlas Air, Inc. Senior Notes, 9.25%, Due 4/15/08
  (Acquired 4/07/98; Cost $1,997,340) (d)             2,000,000      2,005,000
BF Saul Real Estate Investment Trust Senior
  Secured Notes, 9.75%, Due 4/01/08 (Acquired
  3/19/98; Cost $4,500,000) (d)                       4,500,000      4,522,500
Chesapeake Energy Corporation Senior Notes,
  9.125%, Due 4/15/06                                 2,000,000      1,985,000
Concentric Network Corporation Senior Notes,
  12.75%, Due 12/15/07 (Acquired 12/15/97;
  Cost $1,993,020) (d)                                2,000,000      2,200,000
Convergent Communications, Inc. Units, 13.00%,
  Due 4/01/08 (Acquired 3/26/98; Cost $2,000,000) (d)  2,000,000     1,980,000
Diamond Brands, Inc. Discount Debentures,
  Zero %, Due 4/15/09 (Rate Reset Effective 4/15/03)
  (Acquired 4/16/98; Cost $1,095,000) (d)             2,000,000      1,087,500

-------------------------------------------------------------------------------
===============================================================================
                   STRONG ASSET ALLOCATION FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Diva Systems Corporation Units, 12.625%, Due
  3/01/08 (Acquired 4/14/98; Cost $3,850,000) (d)   $ 7,000,000   $  3,832,500
First Palm Beach Bancorp, Inc. Senior Debentures,
  10.35%, Due 6/30/02                                 1,000,000      1,065,000
Firstworld Communication Units, 13.00%, Due
  4/15/08 (Acquired 4/06/98; Cost $1,597,050) (d)     3,000,000      1,530,000
Grupo Imsa SA de CV Senior Yankee Notes,
  8.93%, Due 9/30/04                                  2,000,000      2,010,000
Intermedia Communications, Inc. Senior Notes,
  Series B, 13.50%, Due 6/01/05                         241,000        290,405
Intermedia Communications, Inc. Senior Notes,
  8.875%, Due 11/01/07                                3,000,000      3,120,000
Iron Mountain, Inc. Senior Subordinated Notes,
  8.75%, Due 9/30/09                                  1,500,000      1,537,500
Jones Intercable, Inc. Senior Notes, 7.625%,
  Due 4/15/08                                         4,000,000      3,920,000
Earle M. Jorgensen Company Senior Notes, 9.50%,
  Due 4/01/05 (Acquired 3/19/98; Cost $2,500,000) (d) 2,500,000      2,512,500
Lin Television Corporation Senior Subordinated
  Notes, 8.375%, Due 3/01/08 (Acquired 2/18/98;
  Cost $1,995,320) (d)                                2,000,000      2,005,000
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26                     4,000,000      4,283,904
NS Group, Inc. Senior Notes, 13.50%, Due 7/15/03      1,000,000      1,152,500
Paragon Corporation Holdings Senior Notes,
  9.625%, Due 4/01/08 (Acquired 3/27/98;
  Cost $2,000,000) (d)                                2,000,000      1,980,000
Plitt Theatres, Inc. Senior Subordinated Yankee
  Notes, 10.875%, Due 6/15/04                         3,000,000      3,262,500
Qwest Communications International, Inc. Senior
  Notes, Series B, 10.875%, Due 4/01/07               1,500,000      1,732,500
Qwest Communications International, Inc. Senior
  Discount Notes, Zero %, Due 2/01/08 (Rate Reset
  Effective 2/01/03) (Acquired 1/22/98;
  Cost $1,331,840) (d)                                2,000,000      1,380,000
RSL Communications PLC Senior Notes, 9.125%,
  Due 3/01/08 (Acquired 2/24/98; Cost $2,000,000) (d) 2,000,000      1,990,000
SD Warren Company Senior Subordinated Notes,
  Series B, 12.00%, Due 12/15/04                        150,000        167,250
Star Markets Company Senior Subordinated Notes,
  13.00%, Due 11/01/04                                  500,000        563,750
21st Century Telecom Group, Inc. Senior Discount
  Notes, Zero %, Due 2/15/08 (Rate Reset Effective
  2/15/03) (Acquired 2/26/98; Cost $265,000) (d)        500,000        285,000
United Artists Theatre Senior Subordinated Notes,
  10.063%, Due 10/15/07 (Acquired 4/15/98;
  Cost $3,000,000) (d)                                3,000,000      3,000,000
US Air, Inc. Guaranteed Senior Notes, 10.00%,
  Due 7/01/03                                           305,000        322,008
US Air, Inc. Pass-Thru Trust Certificates,
  Series 1993-A2, 9.625%, Due 9/01/03                 1,675,000      1,825,465
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01          540,000        566,329
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $59,115,234)                            60,091,611
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 0.9%
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class A-Z1,
  9.50%, Due 12/25/21                                   646,357        661,708
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1993-2,
  Class A-3, 7.50%, Due 3/25/33                             947            964
MDC Asset Investors Trust V Collateralized
  Mortgage Obligation, Class V-2, 9.325%,
  Due 12/01/17                                           11,801         11,765
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc., Series 1992-7, Class A-3, 7.4139%,
  Due 3/25/22                                         1,633,016      1,629,129
Ryland Mortgage Securities Corporation III Variable
  Rate Collateralized Mortgage Bonds, Series
  1992-C, Class 3-A, 11.7220%, Due 11/25/30             273,378        286,107
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES(COST $2,574,199) 2,589,673
------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 2.3%
FHLMC Adjustable Rate Mortgage Participation
  Certificates, 8.233%, Due 8/01/25                   2,703,457      2,794,698
FHLMC Guaranteed Multiclass Mortgage
  Participation Certificates, Series 1181, Class
  1181-G, 7.50%, Due 8/15/05                             74,841         74,968
FHLMC Guaranteed Pass-Thru Certificates:
  9.50%, Due 1/01/06                                    102,187        106,256
  10.25%, Due 3/01/15                                   107,123        115,981
  10.50%, Due 1/01/16                                    22,417         24,651
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  11.00%, Due 10/01/00 - 11/01/00                        94,873         99,978
  Series 1992-137, Class BA, 3.50%, Due 1/25/17         171,083        169,297
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, Series G92-61, Class FJ, 6.068%,
  Due 10/25/22                                          561,092        555,407
GNMA Guaranteed Pass-Thru Certificates, 7.50%,
  Due 12/15/07                                        1,784,704      1,854,236
Small Business Administration Guaranteed Loan
  Pool #440019, Interest Only Custodial Receipts,
  Series 1993-1A, 2.531%, Due 2/15/18                13,442,719      1,209,845
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES (COST $7,641,446)     7,005,317
------------------------------------------------------------------------------

OPTIONS 0.3%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.)                                  9,500,000      1,005,100
------------------------------------------------------------------------------
TOTAL OPTIONS (COST $439,881)                                        1,005,100
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.7%
COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.26%                       $   530,900        530,900
Pitney Bowes Credit Corporation, 5.26%                  392,500        392,500
Wisconsin Electric Power Company, 5.24%                     100            100
                                                                  ------------
                                                                       923,500
REPURCHASE AGREEMENTS 4.3%
Goldman, Sachs & Company, Inc. (Dated 4/30/98),
  5.45%, Due 5/01/98 (Repurchase Proceeds
  $12,801,938); Collateralized by: $10,580,000 United
  States Treasury Notes, 9.375%, Due 2/15/06
  (Market Value $13,066,300) (e)                     12,800,000     12,800,000

UNITED STATES GOVERNMENT & AGENCY ISSUES 0.1%
GNMA Guaranteed Pass-Thru Certificates,
  10.25%, Due 10/15/98                                      404            406
United States Treasury Bills, Due 5/14/98 -
  7/16/98 (c)                                           160,000        158,535
                                                                  ------------
                                                                       158,941
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $13,882,402)                     13,882,441
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $252,852,636) 99.0%          294,544,963
Other Assets and Liabilities, Net 1.0%                               3,038,911
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $297,583,874
==============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                   STRONG ASSET ALLOCATION FUND (CONTINUED)
===============================================================================



-------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------
                                                Underlying
                                   Expiration   Face Amount    Unrealized
                                      Date       at Value     Appreciation
--------------------------------------------------------------------------
Purchased:
  20 Two-Year U.S. Treasury Notes     6/98      $7,622,344      $19,880
  70 Five-Year U.S. Treasury Notes    6/98       4,159,062        1,225



===============================================================================
                           STRONG BLUE CHIP 100 FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 99.5%
AEROSPACE & DEFENSE 1.5%
The Boeing Company                                       11,800     $  590,737
Lockheed Martin Corporation                                 700         77,963
                                                                    ----------
                                                                       668,700
AUTOMOBILE 1.1%
Chrysler Corporation                                      2,500        100,469
Ford Motor Company                                        4,600        210,737
General Motors Corporation                                2,700        181,913
                                                                    ----------
                                                                       493,119
BANK - MONEY CENTER 7.8%
BankAmerica Corporation                                   2,700        229,500
Chase Manhattan Corporation                               9,800      1,357,913
Citicorp                                                  6,300        948,150
First Union Corporation                                   2,500        150,937
J. P. Morgan & Company, Inc.                                700         91,875
NationsBank Corporation                                   9,600        727,200
                                                                    ----------
                                                                     3,505,575
BANK - REGIONAL 0.3%
US Bancorp (b)                                              900        114,300

BANK - SUPER REGIONAL 3.7%
Banc One Corporation                                      2,500        147,031
The Bank of New York Company, Inc.                       18,250      1,077,891
First Chicago NBD Corporation                             1,100        102,162
Fleet Financial Group, Inc.                               1,100         95,013
Norwest Corporation                                       2,900        115,094
Wells Fargo & Company                                       300        110,550
                                                                    ----------
                                                                     1,647,741
BEVERAGE - ALCOHOLIC 0.2%
Anheuser-Busch Companies, Inc.                            1,900         87,044

BEVERAGE - SOFT DRINK 2.7%
The Coca-Cola Company                                    12,700        963,613
PepsiCo, Inc.                                             5,900        234,156
                                                                    ----------
                                                                     1,197,769
BROKERAGE & INVESTMENT MANAGEMENT 1.1%
Merrill Lynch & Company, Inc.                             3,525        309,319
Morgan Stanley, Dean Witter & Company                     2,300        181,412
                                                                    ----------
                                                                       490,731
CHEMICAL 0.2%
The Dow Chemical Company                                    900         87,019

COMPUTER - MAINFRAME 0.9%
International Business Machines Corporation               3,700        428,737

COMPUTER - PERSONAL & WORKSTATION 4.9%
Compaq Computer Corporation                               5,800        162,763
Dell Computer Corporation (b)                            17,180      1,387,285
Hewlett-Packard Company                                   8,500        640,156
                                                                    ----------
                                                                     2,190,204
COMPUTER SOFTWARE 6.1%
Cisco Systems, Inc. (b)                                  12,400        908,300
Computer Associates International, Inc.                   2,100        122,981
Microsoft Corporation (b)                                18,200      1,640,275
Oracle Systems Corporation (b)                            3,800         98,325
                                                                    ----------
                                                                     2,769,881
COSMETIC & PERSONAL CARE 2.2%
The Gillette Company                                      8,700      1,004,306

DIVERSIFIED OPERATIONS 1.8%
Allied Signal, Inc.                                       2,200         96,388
E.I. du Pont de Nemours & Company                         4,400        320,375
Minnesota Mining & Manufacturing Company                  1,600        151,000
Monsanto Company                                          2,300        121,612
Tyco International, Ltd.                                  2,200        119,900
                                                                    ----------
                                                                       809,275
ELECTRIC POWER 0.2%
Duke Energy Company                                       1,400         81,025

ELECTRICAL EQUIPMENT 3.9%
Emerson Electric Company                                  1,700        108,163
General Electric Company                                 19,625      1,670,578
                                                                    ----------
                                                                     1,778,741
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.3%
Intel Corporation                                         9,800        791,963
Motorola, Inc.                                            2,300        127,937
Texas Instruments, Inc.                                   1,500         96,094
                                                                    ----------
                                                                     1,015,994
FINANCE - MISCELLANEOUS 0.7%
American Express Company                                  3,040        310,080

FOOD 1.2%
Campbell Soup Company                                     1,800         92,363
H.J. Heinz Company                                        1,400         76,300
Kellogg Company                                           1,600         66,000
Sara Lee Corporation                                      1,800        107,212
Unilever NV                                               2,500        186,562
                                                                    ----------
                                                                       528,437
HEALTHCARE - DRUG/DIVERSIFIED 14.3%
Abbott Laboratories                                       2,900        212,063
American Home Products Corporation                        2,500        232,812
Bristol-Myers Squibb Company                              3,800        402,325
Johnson & Johnson                                         5,200        371,150
Eli Lilly & Company                                       4,300        299,119
Merck & Company, Inc.                                     4,600        554,300
Pfizer, Inc.                                             12,690      1,444,281
Pharmacia & Upjohn, Inc.                                  2,000         84,125
Schering-Plough Corporation                              17,000      1,362,125
Warner-Lambert Company                                    7,800      1,475,662
                                                                    ----------
                                                                     6,437,962
HEALTHCARE - INSTRUMENTATION 0.2%
Medtronic, Inc.                                           1,800         94,725

INSURANCE - DIVERSIFIED 1.1%
Travelers Group, Inc.                                     8,310        508,468

INSURANCE - PROPERTY & CASUALTY 3.2%
The Allstate Corporation                                  1,700        163,625
American International Group, Inc.                        9,735      1,280,761
                                                                    ----------
                                                                     1,444,386
LEISURE PRODUCT 0.2%
Eastman Kodak Company                                     1,300         93,844

-------------------------------------------------------------------------------
===============================================================================
                     STRONG BLUE CHIP 100 FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
LEISURE SERVICE 0.7%
The Walt Disney Company                                   2,600    $   323,212

MEDIA - PUBLISHING 2.7%
Time Warner, Inc.                                        15,400      1,208,900

MEDIA - RADIO/TV 2.3%
CBS Corporation                                          28,700      1,022,437

MORTGAGE & RELATED SERVICE 0.8%
Federal Home Loan Mortgage Corporation                    2,700        125,044
Federal National Mortgage Association                     4,100        245,487
                                                                   -----------
                                                                       370,531
OFFICE AUTOMATION 2.3%
Xerox Corporation                                         9,200      1,044,200

OIL - INTERNATIONAL INTEGRATED 3.8%
Chevron Corporation                                       2,500        206,719
Exxon Corporation                                         9,500        692,906
Mobil Corporation                                         3,000        237,000
Royal Dutch Petroleum Company - New York
  Registry Shares                                         8,300        469,469
Texaco, Inc.                                              2,100        129,150
                                                                   -----------
                                                                     1,735,244
OIL - NORTH AMERICAN INTEGRATED 0.6%
Amoco Corporation                                         3,800        168,150
Atlantic Richfield Company                                1,200         93,600
                                                                   -----------
                                                                       261,750
OIL WELL EQUIPMENT & SERVICE 3.1%
Schlumberger, Ltd.                                       16,900      1,400,587

PAPER & FOREST PRODUCTS 0.2%
Kimberly-Clark Corporation                                2,200        111,650

PERSONAL & COMMERCIAL LENDING 1.1%
Associates First Capital Corporation                      6,760        505,310

RETAIL - MAJOR CHAIN 3.0%
Wal-Mart Stores, Inc.                                    27,120      1,371,255

RETAIL - RESTAURANT 0.4%
McDonald's Corporation                                    2,600        160,875

RETAIL - SPECIALTY 2.8%
The Home Depot, Inc.                                     18,305      1,274,486

SOAP & CLEANING PREPARATION 3.0%
Colgate Palmolive Company                                 4,100        367,719
The Procter & Gamble Company                             12,200      1,002,687
                                                                   -----------
                                                                     1,370,406
TELECOMMUNICATION EQUIPMENT 1.1%
Lucent Technologies, Inc.                                 5,000        380,625
Northern Telecom, Ltd.                                    2,000        121,750
                                                                   -----------
                                                                       502,375
TELECOMMUNICATION SERVICE 6.7%
AT&T Corporation                                          6,300        378,394
AirTouch Communications, Inc.                             2,200        116,875
Bell Atlantic Corporation                                 3,000        280,687
MCI Communications Corporation                            2,700        135,844
Sprint Corporation                                       14,700      1,004,194
WorldCom, Inc.                                           25,400      1,086,644
                                                                   -----------
                                                                     3,002,638
TELEPHONE 2.3%
Ameritech Corporation                                     4,200        178,763
BellSouth Corporation                                     3,800        243,912
GTE Corporation                                           3,700        216,219
SBC Communications, Inc.                                  7,100        294,206
US WEST Communications, Inc.                              1,900        100,225
                                                                   -----------
                                                                     1,033,325
TOBACCO 0.8%
Philip Morris Companies, Inc.                             9,300        347,006
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $42,183,454)                              44,834,250
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.8%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                             $ 28,400         28,400
Johnson Controls, Inc., 5.26%                           191,000        191,000
Pitney Bowes Credit Corporation, 5.26%                   83,000         83,000
Sara Lee Corporation, 5.26%                              21,800         21,800
Warner Lambert Company, 5.23%                           502,300        502,300
Wisconsin Electric Power Company, 5.24%                     100            100
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $826,600)                           826,600
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $43,010,054) 101.3%           45,660,850
Other Assets & Liabilities, Net (1.3%)                                (596,611)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $45,064,239
==============================================================================



===============================================================================
                           STRONG EQUITY INCOME FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 95.3%
AEROSPACE & DEFENSE 1.7%
Raytheon Company Class B                                 13,500     $  765,281
Thiokol Corporation                                      21,200      1,142,150
United Technologies Corporation                          11,000      1,082,813
                                                                    ----------
                                                                     2,990,244
AIRLINE 0.3%
AMR Corporation (b)                                       3,100        472,363

AUTO & TRUCK PARTS 0.5%
The Goodyear Tire & Rubber Company                       12,600        882,000

AUTOMOBILE 0.6%
Ford Motor Company                                       22,000      1,007,875

BANK - MONEY CENTER 5.5%
BankAmerica Corporation                                  15,200      1,292,000
Chase Manhattan Corporation                              16,500      2,286,281
Citicorp                                                 18,400      2,769,200
First Union Corporation                                  13,000        784,875
NationsBank Corporation                                  34,100      2,583,075
                                                                    ----------
                                                                     9,715,431
BANK - REGIONAL 0.9%
Republic New York Corporation                             3,300        441,375
US Bancorp (b)                                            9,200      1,168,400
                                                                    ----------
                                                                     1,609,775
BANK - SUPER REGIONAL 4.8%
Banc One Corporation                                     23,540      1,384,446
The Bank of New York Company, Inc.                       19,400      1,145,813

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                     STRONG EQUITY INCOME FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Comerica, Inc.                                           24,300    $ 1,626,581
First Chicago NBD Corporation                            14,500      1,346,687
Mellon Bank Corporation                                  26,100      1,879,200
Norwest Corporation                                      11,300        448,469
Wells Fargo & Company                                     2,000        737,000
                                                                   -----------
                                                                     8,568,196
BEVERAGE - SOFT DRINK 1.5%
The Coca-Cola Company                                    13,500      1,024,313
PepsiCo, Inc.                                            41,400      1,643,062
                                                                   -----------
                                                                     2,667,375
BROKERAGE & INVESTMENT MANAGEMENT 0.6%
Merrill Lynch & Company, Inc.                            12,600      1,105,650

COMMERCIAL SERVICE 1.6%
Avery Dennison Corporation                               16,800        879,900
The Interpublic Group of Companies, Inc.                 30,900      1,973,738
                                                                   -----------
                                                                     2,853,638
COMPUTER - MAINFRAME 1.3%
International Business Machines Corporation              20,400      2,363,850

COMPUTER - PERSONAL & WORKSTATION 0.8%
Hewlett-Packard Company                                  18,000      1,355,625

COMPUTER SOFTWARE 0.5%
BMC Software, Inc. (b)                                    8,600        804,638

CONTAINER 0.3%
Sealed Air Corporation                                    9,400        589,263

COSMETIC & PERSONAL CARE 0.7%
The Gillette Company                                     10,900      1,258,269

DIVERSIFIED OPERATIONS 4.5%
Allied Signal, Inc.                                      26,400      1,156,650
E.I. Du Pont de Nemours & Company                        18,300      1,332,469
Harsco Corporation                                       13,500        621,000
Johnson Controls, Inc.                                   16,000        950,000
Minnesota Mining & Manufacturing Company                  5,300        500,187
Textron, Inc.                                            21,900      1,713,675
Tyco International, Ltd.                                 31,200      1,700,400
                                                                   -----------
                                                                     7,974,381
ELECTRIC POWER 0.7%
Duke Energy Company                                      14,500        839,188
UNICOM Corporation                                       10,000        347,500
                                                                   -----------
                                                                     1,186,688
ELECTRICAL EQUIPMENT 4.0%
Emerson Electric Company                                 17,000      1,081,625
General Electric Company                                 70,000      5,958,750
                                                                   -----------
                                                                     7,040,375
ELECTRONIC PRODUCTS - MISCELLANEOUS 0.4%
General Motors Corporation Class H                       13,200        729,300

FINANCE - MISCELLANEOUS 2.2%
American Express Company                                 18,400      1,876,800
Morgan Stanley, Dean Witter & Company                    14,500      1,143,688
SunAmerica, Inc.                                         17,500        873,906
                                                                   -----------
                                                                     3,894,394
FOOD 2.3%
Bestfoods                                                16,000        878,000
Dean Foods Company                                       21,400      1,003,125
Hershey Foods Corporation                                 2,000        146,500
Sara Lee Corporation                                     18,000      1,072,125
Unilever NV                                              12,800        955,200
                                                                   -----------
                                                                     4,054,950
HEALTHCARE - DRUG/DIVERSIFIED 9.2%
American Home Products Corporation                        6,000        558,750
Bristol-Myers Squibb Company                             22,000      2,329,250
Johnson & Johnson                                        18,700      1,334,712
Eli Lilly & Company                                      26,900      1,871,232
Merck & Company, Inc.                                    23,800      2,867,900
Pfizer, Inc.                                             29,900      3,402,994
Schering-Plough Corporation                              23,700      1,898,963
Smithkline Beecham PLC Sponsored ADR                      8,000        476,500
Warner-Lambert Company                                    8,400      1,589,175
                                                                   -----------
                                                                    16,329,476
HEALTHCARE - MEDICAL SUPPLY 1.4%
Becton, Dickinson & Company                              16,900      1,176,663
McKesson Corporation                                     18,000      1,272,375
                                                                   -----------
                                                                     2,449,038
HEALTHCARE - PATIENT CARE 0.8%
Integrated Health Services, Inc.                         17,100        659,419
United Healthcare Corporation                            10,100        709,525
                                                                   -----------
                                                                     1,368,944
HOUSING RELATED 1.5%
Masco Corporation                                        28,300      1,641,400
Sherwin Williams Company                                 11,600        413,250
Snap-On, Inc.                                            14,700        621,993
                                                                   -----------
                                                                     2,676,643
INSURANCE - ACCIDENT & HEALTH 0.6%
UNUM Corporation                                         18,500        994,375

INSURANCE - DIVERSIFIED 1.5%
Marsh & McLennan Companies, Inc.                          9,900        902,138
Travelers Group, Inc.                                    29,699      1,817,207
                                                                   -----------
                                                                     2,719,345
INSURANCE - LIFE 0.8%
Lincoln National Corporation                              9,500        843,719
Reliastar Financial Corporation                          12,400        565,750
                                                                   -----------
                                                                     1,409,469
INSURANCE - PROPERTY & CASUALTY 3.0%
The Allstate Corporation                                 14,700      1,414,875
American International Group, Inc.                       11,550      1,519,547
Chubb Corporation                                        15,800      1,247,212
The PMI Group, Inc.                                      13,400      1,088,750
                                                                   -----------
                                                                     5,270,384
LEISURE SERVICE 1.0%
The Walt Disney Company                                  14,600      1,814,963

MACHINERY - MISCELLANEOUS 1.0%
Cooper Industries, Inc.                                   7,800        521,625
Ingersoll-Rand Company                                   25,200      1,160,775
                                                                   -----------
                                                                     1,682,400
MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.5%
Dana Corporation                                         15,500        916,437

MEDIA - PUBLISHING 3.2%
Gannett Company, Inc.                                    17,000      1,154,938
McGraw-Hill, Inc.                                        17,100      1,324,181
News Corporation, Ltd. Sponsored ADR                     37,500      1,024,219
Time Warner, Inc.                                        26,500      2,080,250
                                                                   -----------
                                                                     5,583,588
MEDIA - RADIO/TV 1.3%
CBS Corporation                                          42,500      1,514,063
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                           22,800        756,675
                                                                   -----------
                                                                     2,270,738
METAL PRODUCTS & FABRICATION 0.5%
Illinois Tool Works, Inc.                                12,600        888,300

-------------------------------------------------------------------------------
===============================================================================
                     STRONG EQUITY INCOME FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
METALS & MINING 0.5%
Southdown, Inc.                                          12,800   $    905,600

MORTGAGE & RELATED SERVICE 1.8%
Federal Home Loan Mortgage Corporation                   29,000      1,343,062
Federal National Mortgage Association                    30,000      1,796,250
                                                                  ------------
                                                                     3,139,312
NATURAL GAS DISTRIBUTION 0.8%
MCN Energy Group, Inc.                                   36,500      1,377,875

OFFICE AUTOMATION 2.4%
Pitney Bowes, Inc.                                       34,800      1,670,400
Xerox Corporation                                        23,000      2,610,500
                                                                  ------------
                                                                     4,280,900
OIL - INTERNATIONAL INTEGRATED 4.0%
Chevron Corporation                                      14,100      1,165,894
Exxon Corporation                                        25,300      1,845,318
Mobil Corporation                                        16,000      1,264,000
Royal Dutch Petroleum Company - New York
  Registry Shares                                        36,800      2,081,500
Texaco, Inc.                                             12,100        744,150
                                                                  ------------
                                                                     7,100,862
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.2%
Burlington Resources, Inc.                                9,300        437,100

OIL - NORTH AMERICAN INTEGRATED 1.1%
Ashland, Inc.                                            16,700        883,013
USX-Marathon Group                                       28,900      1,034,981
                                                                  ------------
                                                                     1,917,994
OIL WELL EQUIPMENT & SERVICE 0.6%
Cooper Cameron Corporation (b)                           14,600        969,987

PAPER & FOREST PRODUCTS 1.2%
Fort James Corporation                                   12,500        620,312
International Paper Company                              10,200        532,312
The Mead Corporation                                     26,800        927,950
                                                                  ------------
                                                                     2,080,574
PERSONAL & COMMERCIAL LENDING 2.1%
Associates First Capital Corporation                     19,261      1,439,760
Beneficial Corporation                                    9,500      1,238,562
Household International, Inc.                             8,400      1,104,075
                                                                  ------------
                                                                     3,782,397
RAILROAD 0.5%
Burlington Northern Santa Fe Corporation                  5,400        534,600
CSX Corporation                                           8,200        430,500
                                                                  ------------
                                                                       965,100
REAL ESTATE 0.8%
Bradley Real Estate, Inc.                                28,100        584,831
Duke Realty Investments, Inc.                            13,400        319,087
Spieker Properties, Inc.                                 12,700        503,237
                                                                  ------------
                                                                     1,407,155
RETAIL - DEPARTMENT STORE 0.6%
J.C. Penney Company, Inc.                                 7,500        532,969
Sears, Roebuck & Company                                  9,100        539,744
                                                                  ------------
                                                                     1,072,713
RETAIL - DRUG STORE 1.6%
Rite Aid Corporation                                     46,600      1,497,025
Walgreen Company                                         36,000      1,242,000
                                                                  ------------
                                                                     2,739,025
RETAIL - FOOD CHAIN 0.6%
American Stores Company                                  47,500      1,140,000

RETAIL - MAJOR CHAIN 1.9%
Dayton Hudson Corporation                                15,500      1,353,344
Wal-Mart Stores, Inc.                                    40,200      2,032,612
                                                                  ------------
                                                                     3,385,956
RETAIL - RESTAURANT 0.3%
McDonald's Corporation                                    9,600        594,000

RETAIL - SPECIALTY 2.9%
Gap, Inc.                                                11,700        601,819
The Home Depot, Inc.                                     25,550      1,778,919
Lowe's Companies, Inc.                                   14,400      1,007,100
Office Depot, Inc. (b)                                   12,900        427,312
Tandy Corporation                                        24,400      1,213,900
                                                                  ------------
                                                                     5,029,050
SOAP & CLEANING PREPARATION 2.3%
Clorox Company                                           19,400      1,627,175
The Procter & Gamble Company                             30,300      2,490,281
                                                                  ------------
                                                                     4,117,456
TELECOMMUNICATION SERVICE 4.5%
AT&T Corporation                                         36,600      2,198,288
AirTouch Communications, Inc. (b)                        10,800        573,750
Bell Atlantic Corporation                                15,000      1,403,437
MCI Communications Corporation                           37,100      1,866,594
Sprint Corporation                                       28,900      1,974,231
                                                                  ------------
                                                                     8,016,300
TELEPHONE 1.9%
Ameritech Corporation                                    10,600        451,162
BellSouth Corporation                                    21,800      1,399,287
SBC Communications, Inc.                                 38,000      1,574,625
                                                                  ------------
                                                                     3,425,074
TOBACCO 0.7%
Philip Morris Companies, Inc.                            32,700      1,220,119
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $133,170,137)                            168,602,929
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 2.8%
Cendant Corporation 7.50%                                25,000      1,029,687
Corning LP 6.00% Monthly Income Securities                9,300        587,063
Houston Industries, Inc. 7.00% Automatic Common
  Exchange Securities                                    30,000      2,081,250
Merrill Lynch & Company, Inc. Structured Yield
  Product, 6.50%, Due 8/15/98                             5,800        609,000
Ralston Purina Company 7.00% Stock Appreciation
  Income Linked Securities                               10,000        608,750
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,125,679)                 4,915,750
------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.6%
Altera Corporation Subordinated Notes, 5.75%,
  Due 6/15/02                                        $  155,000        245,481
Federated Department Stores, Inc. Subordinated
  Notes, 5.00%, Due 10/01/03                            200,000        297,000
Hexcel Corporation Subordinated Notes, 7.00%,
  Due 8/01/03                                           410,000        765,163
Loews Corporation Exchangeable Subordinated
  Notes, 3.125%, Due 9/15/07 (Exchangeable into
  Diamond Offshore Drilling, Inc. Common Stock)         500,000        506,875
World Color Press, Inc. Senior Subordinated Notes,
  6.00%, Due 10/10/07                                 1,000,000      1,070,000
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $2,402,169)                            2,884,519
------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                     STRONG EQUITY INCOME FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 0.2%
COMMERCIAL PAPER
INTEREST-BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                             $ 14,300   $     14,300
Pitney Bowes Credit Corporation, 5.26%                  379,000        379,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $393,300)                           393,300
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $140,091,285) 99.9%          176,796,498
Other Assets and Liabilities, Net 0.1%                                 180,321
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $176,976,819
==============================================================================



===============================================================================
                         STRONG GROWTH AND INCOME FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 99.6%
AEROSPACE & DEFENSE 0.6%
United Technologies Corporation                          18,800    $ 1,850,625

AIRLINE 0.3%
AMR Corporation (b)                                       5,600        853,300

AUTO & TRUCK PARTS 0.5%
The Goodyear Tire & Rubber Company                       23,000      1,610,000

AUTOMOBILE 0.5%
Ford Motor Company                                       39,500      1,809,594

BANK - MONEY CENTER 5.3%
BankAmerica Corporation                                  33,100      2,813,500
Chase Manhattan Corporation                              28,900      4,004,456
Citicorp                                                 32,100      4,831,050
First Union Corporation                                  22,000      1,328,250
NationsBank Corporation                                  58,900      4,461,675
                                                                   -----------
                                                                    17,438,931
BANK - REGIONAL 0.8%
Republic New York Corporation                             5,600        749,000
US Bancorp (b)                                           15,600      1,981,200
                                                                   -----------
                                                                     2,730,200
BANK - SUPER REGIONAL 4.8%
Banc One Corporation                                     39,490      2,322,506
The Bank of New York Company, Inc.                       33,200      1,960,875
Comerica, Inc.                                           39,450      2,640,684
First Chicago NBD Corporation                            25,800      2,396,175
Fleet Financial Group, Inc.                              14,300      1,235,163
Mellon Bank Corporation                                  42,100      3,031,200
Norwest Corporation                                      21,400        849,312
Wells Fargo & Company                                     3,600      1,326,600
                                                                   -----------
                                                                    15,762,515
BEVERAGE - SOFT DRINK 2.5%
The Coca-Cola Company                                    70,500      5,349,187
PepsiCo, Inc.                                            74,500      2,956,719
                                                                   -----------
                                                                     8,305,906
BROKERAGE & INVESTMENT MANAGEMENT 0.6%
Merrill Lynch & Company, Inc.                            22,700      1,991,925

COMMERCIAL SERVICE 0.7%
The Interpublic Group of Companies, Inc.                 36,950      2,360,181

COMPUTER - MAINFRAME 1.3%
International Business Machines Corporation              36,100      4,183,087

COMPUTER - PERSONAL & WORKSTATION 1.7%
Dell Computer Corporation (b)                            33,200      2,680,900
Hewlett-Packard Company                                  32,100      2,417,531
Sun Microsystems, Inc. (b)                               11,700        481,894
                                                                   -----------
                                                                     5,580,325
COMPUTER SOFTWARE 5.6%
America Online, Inc. (b)                                 20,400      1,632,000
BMC Software, Inc. (b)                                   25,700      2,404,556
Cisco Systems, Inc. (b)                                  52,550      3,849,288
Computer Associates International, Inc.                  19,000      1,112,688
Compuware Corporation (b)                                17,500        855,313
HBO & Company                                            13,200        789,525
Microsoft Corporation (b)                                79,200      7,137,900
Oracle Systems Corporation (b)                           25,000        646,875
                                                                   -----------
                                                                    18,428,145
CONTAINER 0.3%
Sealed Air Corporation (b)                               16,500      1,034,344

COSMETIC & PERSONAL CARE 0.6%
The Gillette Company                                     18,700      2,158,681

DIVERSIFIED OPERATIONS 4.7%
Allied Signal, Inc.                                      47,600      2,085,475
E.I. Du Pont de Nemours & Company                        31,200      2,271,750
Johnson Controls, Inc.                                   28,200      1,674,375
Minnesota Mining & Manufacturing Company                  9,000        849,375
Monsanto Company                                         16,600        877,725
Textron, Inc.                                            37,200      2,910,900
Tyco International, Ltd.                                 84,752      4,618,984
                                                                   -----------
                                                                    15,288,584
ELECTRICAL EQUIPMENT 3.9%
Emerson Electric Company                                 28,000      1,781,500
General Electric Company                                131,300     11,176,913
                                                                   -----------
                                                                    12,958,413
ELECTRONIC PRODUCTS - MISCELLANEOUS 0.4%
General Motors Corporation Class H                       22,000      1,215,500

ELECTRONICS - SEMICONDUCTOR/COMPONENT 1.8%
Altera Corporation (b)                                   20,600        834,300
Intel Corporation                                        52,900      4,274,981
Texas Instruments, Inc.                                  10,500        672,656
                                                                   -----------
                                                                     5,781,937
FINANCE - MISCELLANEOUS 1.9%
American Express Company                                 31,400      3,202,800
Morgan Stanley, Dean Witter & Company                    18,500      1,459,187
SunAmerica, Inc.                                         29,300      1,463,169
                                                                   -----------
                                                                     6,125,156
FOOD 1.7%
Bestfoods                                                27,200      1,492,600
Sara Lee Corporation                                     30,600      1,822,613
Unilever NV                                              31,300      2,335,763
                                                                   -----------
                                                                     5,650,976
HEALTHCARE - DRUG/DIVERSIFIED 8.6%
Alza Corporation (b)                                     15,700        752,619
American Home Products Corporation                       10,000        931,250
Bristol-Myers Squibb Company                             35,900      3,800,912
Johnson & Johnson                                        32,300      2,305,413
Eli Lilly & Company                                      48,600      3,380,737
Merck & Company, Inc.                                    35,900      4,325,950
Pfizer, Inc.                                             51,700      5,884,106

-------------------------------------------------------------------------------
===============================================================================
                   STRONG GROWTH AND INCOME FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Schering-Plough Corporation                              41,300    $ 3,309,163
Warner-Lambert Company                                   18,400      3,481,050
                                                                   -----------
                                                                    28,171,200
HEALTHCARE - INSTRUMENTATION 0.3%
Medtronic, Inc.                                          16,000        842,000

HEALTHCARE - MEDICAL SUPPLY 1.3%
Becton, Dickinson & Company                              30,000      2,088,750
McKesson Corporation                                     30,800      2,177,175
                                                                   -----------
                                                                     4,265,925
HEALTHCARE - PATIENT CARE 0.4%
United Healthcare Corporation                            18,100      1,271,525

HOUSING RELATED 0.8%
Masco Corporation                                        46,100      2,673,800

INSURANCE - ACCIDENT & HEALTH 0.5%
UNUM Corporation                                         31,200      1,677,000

INSURANCE - DIVERSIFIED 1.4%
Marsh & McLennan Companies, Inc.                         16,600      1,512,675
Travelers Group, Inc.                                    52,800      3,230,700
                                                                   -----------
                                                                     4,743,375
INSURANCE - LIFE 0.7%
Lincoln National Corporation                             15,900      1,412,119
Reliastar Financial Corporation                          19,000        866,875
                                                                   -----------
                                                                     2,278,994
INSURANCE - PROPERTY & CASUALTY 2.8%
The Allstate Corporation                                 25,000      2,406,250
American International Group, Inc.                       22,000      2,894,375
Chubb Corporation                                        27,200      2,147,100
The PMI Group, Inc.                                      23,200      1,885,000
                                                                   -----------
                                                                     9,332,725
LEISURE SERVICE 1.1%
The Walt Disney Company                                  29,000      3,605,062

MACHINERY - MISCELLANEOUS 0.8%
Cooper Industries, Inc.                                  13,200        882,750
Ingersoll-Rand Company                                   39,900      1,837,894
                                                                   -----------
                                                                     2,720,644
MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.5%
Dana Corporation                                         27,000      1,596,375

MEDIA - PUBLISHING 2.7%
Gannett Company, Inc.                                    21,300      1,447,069
McGraw-Hill, Inc.                                        26,900      2,083,069
News Corporation, Ltd. Sponsored ADR                     65,000      1,775,313
Time Warner, Inc.                                        45,200      3,548,200
                                                                   -----------
                                                                     8,853,651
MEDIA - RADIO/TV 2.4%
CBS Corporation                                          70,800      2,522,250
Clear Channel Communications, Inc. (b)                   28,200      2,657,850
Cox Communications, Inc. Class A (b)                     29,900      1,334,287
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                           38,400      1,274,400
                                                                   -----------
                                                                     7,788,787
METAL PRODUCTS & FABRICATION 0.6%
Illinois Tool Works, Inc.                                25,600      1,804,800

METALS & MINING 0.4%
Southdown, Inc.                                          20,300      1,436,225

MORTGAGE & RELATED SERVICE 1.6%
Federal Home Loan Mortgage Corporation                   49,500      2,292,469
Federal National Mortgage Association                    50,700      3,035,662
                                                                   -----------
                                                                     5,328,131
NATURAL GAS DISTRIBUTION 0.2%
El Paso Natural Gas Company                              21,100        779,381

OFFICE AUTOMATION 2.2%
Pitney Bowes, Inc.                                       58,000      2,784,000
Xerox Corporation                                        39,100      4,437,850
                                                                   -----------
                                                                     7,221,850
OIL - INTERNATIONAL INTEGRATED 4.2%
British Petroleum PLC ADR                                14,300      1,351,350
Chevron Corporation                                      24,400      2,017,575
Exxon Corporation                                        43,600      3,180,075
Mobil Corporation                                        29,000      2,291,000
Royal Dutch Petroleum Company - New York
  Registry Shares                                        64,420      3,643,756
Texaco, Inc.                                             20,200      1,242,300
                                                                   -----------
                                                                    13,726,056
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.4%
Burlington Resources, Inc.                               26,200      1,231,400

OIL - NORTH AMERICAN INTEGRATED 0.8%
Ashland, Inc.                                            26,000      1,374,750
USX-Marathon Group                                       32,600      1,167,488
                                                                   -----------
                                                                     2,542,238
OIL WELL EQUIPMENT & SERVICE 0.5%
Cooper Cameron Corporation (b)                           25,300      1,680,868

PAPER & FOREST PRODUCTS 0.6%
Fort James Corporation                                   21,500      1,066,938
International Paper Company                              19,000        991,562
                                                                   -----------
                                                                     2,058,500
PERSONAL & COMMERCIAL LENDING 1.9%
Associates First Capital Corporation                     32,305      2,414,799
Beneficial Corporation                                   16,500      2,151,187
Household International, Inc.                            12,500      1,642,968
                                                                   -----------
                                                                     6,208,954
RAILROAD 0.3%
Burlington Northern Santa Fe Corporation                  9,100        900,900

RETAIL - DEPARTMENT STORE 0.8%
Fred Meyer, Inc. (b)                                     17,500        785,313
J.C. Penney Company, Inc.                                12,500        888,281
Sears, Roebuck & Company                                 15,500        919,344
                                                                   -----------
                                                                     2,592,938
RETAIL - DRUG STORE 1.8%
CVS Corporation                                          24,000      1,770,000
Rite Aid Corporation                                     78,600      2,525,025
Walgreen Company                                         51,400      1,773,300
                                                                   -----------
                                                                     6,068,325
RETAIL - FOOD CHAIN 0.8%
Safeway, Inc. (b)                                        68,000      2,601,000

RETAIL - MAJOR CHAIN 1.7%
Dayton Hudson Corporation                                26,800      2,339,975
Wal-Mart Stores, Inc.                                    61,300      3,099,481
                                                                   -----------
                                                                     5,439,456
RETAIL - RESTAURANT 0.4%
McDonald's Corporation                                   22,900      1,416,937

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                   STRONG GROWTH AND INCOME FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
RETAIL - SPECIALTY 2.9%
Gap, Inc.                                                20,000   $  1,028,750
The Home Depot, Inc.                                     43,900      3,056,537
Lowe's Companies, Inc.                                   24,200      1,692,488
Office Depot, Inc. (b)                                   46,900      1,553,562
Tandy Corporation                                        42,700      2,124,325
                                                                  ------------
                                                                     9,455,662
SAVINGS & LOAN 0.4%
Washington Mutual, Inc.                                  17,000      1,191,062

SOAP & CLEANING PREPARATION 2.1%
Clorox Company                                           32,200      2,700,775
The Procter & Gamble Company                             51,800      4,257,312
                                                                  ------------
                                                                     6,958,087
TELECOMMUNICATION EQUIPMENT 4.2%
Alcatel Alsthom Sponsored ADR                            68,000      2,465,000
Ericsson (LM) Telephone Company ADR Class B              30,400      1,563,700
Lucent Technologies, Inc.                                60,000      4,567,500
Northern Telecom, Ltd.                                   27,700      1,686,238
Tellabs, Inc. (b)                                        48,000      3,402,000
                                                                  ------------
                                                                    13,684,438
TELECOMMUNICATION SERVICE 4.5%
AT&T Corporation                                         61,600      3,699,850
AirTouch Communications, Inc. (b)                        18,500        982,812
Bell Atlantic Corporation                                25,500      2,385,844
MCI Communications Corporation                           65,000      3,270,313
Sprint Corporation                                       50,700      3,463,444
US WEST, Inc. Media Group (b)                            27,000      1,019,250
                                                                  ------------
                                                                    14,821,513
TELEPHONE 1.1%
Ameritech Corporation                                    18,200        774,638
SBC Communications, Inc.                                 65,000      2,693,438
                                                                  ------------
                                                                     3,468,076
TOBACCO 0.4%
Philip Morris Companies, Inc.                            32,000      1,194,000
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $264,291,026)                            326,750,185
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 0.3%
Merrill Lynch & Company, Inc. Structured Yield
Product, 6.50%, Due 8/15/98                               8,800        924,000
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $551,704)                     924,000
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.6%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                             $709,400        709,400
Johnson Controls, Inc., 5.26%                           574,400        574,400
Pitney Bowes Credit Corporation, 5.26%                  579,300        579,300
Sara Lee Corporation, 5.26%                               9,700          9,700
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,872,800)                       1,872,800
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $266,715,530) 100.5%         329,546,985
Other Assets and Liabilities, Net (0.5%)                            (1,438,836)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $328,108,149
==============================================================================



-------------------------------------------------------------------------------
===============================================================================
                         STRONG LIMITED RESOURCES FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 96.3%
CHEMICAL - SPECIALTY 4.0%
OM Group, Inc.                                            3,000     $  132,938
Praxair, Inc.                                             2,500        125,781
                                                                    ----------
                                                                       258,719
DIVERSIFIED OPERATIONS 3.4%
E.I. Du Pont de Nemours & Company                         3,000        218,438

NATURAL GAS DISTRIBUTION 15.3%
Coastal Corporation                                       3,200        228,600
Enron Corporation                                         4,700        231,181
KN Energy, Inc.                                           5,000        293,438
Questar Corporation                                       5,400        234,225
                                                                    ----------
                                                                       987,444
OIL - INTERNATIONAL INTEGRATED 8.7%
Chevron Corporation                                       3,700        305,944
YPF Sociedad Anonima ADR                                  7,400        258,075
                                                                    ----------
                                                                       564,019
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 32.0%
Anadarko Petroleum Corporation                            2,000        146,500
Burlington Resources, Inc.                                4,600        216,200
Enron Oil & Gas Company                                  13,400        313,225
Gulf Canada Resources, Ltd. ADR (b)                      50,000        265,625
Mitchell Energy & Development Corporation                 7,000        176,750
Noble Affiliates, Inc.                                    7,000        301,875
Ocean Energy, Inc. (b)                                   12,870        315,315
Seagull Energy Corporation (b)                            7,000        119,437
Snyder Oil Corporation                                   10,000        213,125
                                                                    ----------
                                                                     2,068,052
OIL - NORTH AMERICAN INTEGRATED 9.0%
Amerada Hess Corporation                                  3,500        201,250
Transmontaigne Oil Company (b)                           15,000        219,375
Ultramar Diamond Shamrock Corporation                     5,000        161,562
                                                                    ----------
                                                                       582,187
OIL WELL EQUIPMENT & SERVICE 14.8%
Cooper Cameron Corporation (b)                            4,000        265,750
ENSCO International, Inc.                                 5,000        141,250
Nabors Industries, Inc. (b)                               5,000        125,938
Schlumberger, Ltd.                                        2,300        190,612
Smith International, Inc. (b)                             4,000        235,000
                                                                    ----------
                                                                       958,550
PAPER & FOREST PRODUCTS 6.9%
Kimberly-Clark Corporation                                4,100        208,075
Willamette Industries, Inc.                               6,200        240,637
                                                                    ----------
                                                                       448,712

STEEL 2.2%
Ispat International NV-New York Registry Shares           5,000        140,000
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $6,131,721)                                6,226,121
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 3.6%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.26%                          $213,600        213,600
Pitney Bowes Credit Corporation, 5.26%                   18,900         18,900
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $232,500)                           232,500
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $6,364,221) 99.9%              6,458,621
Other Assets and Liabilities, Net 0.1%                                   7,522
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $6,466,143
==============================================================================

-------------------------------------------------------------------------------
===============================================================================
                           STRONG TOTAL RETURN FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 91.7%
AEROSPACE & DEFENSE 0.6%
B.F. Goodrich & Company                                  40,000    $ 2,152,500
United Technologies Corporation                          30,000      2,953,125
                                                                   -----------
                                                                     5,105,625
AUTO & TRUCK PARTS 0.4%
The Goodyear Tire & Rubber Company                       50,000      3,500,000

AUTOMOBILE 0.4%
Ford Motor Company                                       75,000      3,435,938

BANK - MONEY CENTER 2.5%
BankAmerica Corporation                                  75,000      6,375,000
Chase Manhattan Corporation                              15,000      2,078,437
Citicorp                                                 45,000      6,772,500
NationsBank Corporation                                 100,000      7,575,000
                                                                   -----------
                                                                    22,800,937
BANK - REGIONAL 2.6%
Northern Trust Company                                  165,000     12,045,000
US Bancorp (b)                                           90,000     11,430,000
                                                                   -----------
                                                                    23,475,000
BANK - SUPER REGIONAL 1.9%
Banc One Corporation                                     33,000      1,940,812
The Bank of New York Company, Inc.                       50,000      2,953,125
Norwest Corporation                                     245,000      9,723,438
Wells Fargo & Company                                     7,000      2,579,500
                                                                   -----------
                                                                    17,196,875
BEVERAGE - SOFT DRINK 1.6%
The Coca-Cola Company                                   195,000     14,795,625

BROKERAGE & INVESTMENT MANAGEMENT 1.6%
Kansas City Southern Industries, Inc.                    60,000      2,711,250
Merrill Lynch & Company, Inc.                            55,000      4,826,250
Morgan Stanley, Dean Witter & Company                    90,000      7,098,750
                                                                   -----------
                                                                    14,636,250
COMMERCIAL SERVICE 0.8%
GATX Corporation                                         90,000      7,458,750

COMPUTER - MAINFRAME 0.9%
International Business Machines Corporation              70,000      8,111,250

COMPUTER - PERSONAL & WORKSTATION 0.9%
Dell Computer Corporation (b)                           100,000      8,075,000

COMPUTER SOFTWARE 7.7%
Ascend Communications, Inc. (b)                         260,000     11,326,250
Cisco Systems, Inc. (b)                                 150,000     10,987,500
Computer Associates International, Inc.                  60,000      3,513,750
HBO & Company                                           210,000     12,560,625
Microsoft Corporation (b)                               220,000     19,827,500
Network Associates, Inc. (b)                             40,000      2,740,000
Oracle Systems Corporation (b)                           85,000      2,199,375
PeopleSoft, Inc. (b)                                    145,000      6,742,500
                                                                   -----------
                                                                    69,897,500
COSMETIC & PERSONAL CARE 0.8%
The Gillette Company                                     62,000      7,157,125

DIVERSIFIED OPERATIONS 3.5%
E.I. Du Pont de Nemours & Company                        85,000      6,189,062
Monsanto Company                                        230,000     12,161,250
Textron, Inc.                                            48,000      3,756,000
Tyco International, Ltd.                                170,000      9,265,000
                                                                   -----------
                                                                    31,371,312
ELECTRICAL EQUIPMENT 3.6%
Emerson Electric Company                                 55,000      3,499,375
General Electric Company                                340,000     28,942,500
                                                                   -----------
                                                                    32,441,875
ELECTRONICS - SEMICONDUCTOR/COMPONENT 1.0%
Intel Corporation                                       110,000      8,889,375

FINANCE - MISCELLANEOUS 1.1%
American Express Company                                 95,000      9,690,000

HEALTHCARE - DRUG/DIVERSIFIED 9.3%
Abbott Laboratories                                      80,000      5,850,000
American Home Products Corporation                       25,000      2,328,125
Bristol-Myers Squibb Company                            110,000     11,646,250
Johnson & Johnson                                        60,000      4,282,500
Eli Lilly & Company                                      64,900      4,514,606
Merck & Company, Inc.                                   105,000     12,652,500
Pfizer, Inc.                                            240,000     27,315,000
Schering-Plough Corporation                             140,000     11,217,500
Warner-Lambert Company                                   23,000      4,351,313
                                                                   -----------
                                                                    84,157,794
HEALTHCARE - INSTRUMENTATION 0.9%
Medtronic, Inc.                                         160,000      8,420,000

HEALTHCARE - MEDICAL SUPPLY 2.2%
Cardinal Health, Inc.                                    80,000      7,700,000
McKesson Corporation                                    175,000     12,370,312
                                                                   -----------
                                                                    20,070,312
HEALTHCARE - PATIENT CARE 0.7%
United Healthcare Corporation                            70,000      4,917,500
WellPoint Health Networks, Inc. (b)                      20,000      1,442,500
                                                                   -----------
                                                                     6,360,000
HOUSEHOLD APPLIANCES & FURNISHINGS 0.8%
Maytag Corporation                                      150,000      7,725,000

HOUSING RELATED 0.1%
Owens Corning                                            16,300        677,469

INSURANCE - DIVERSIFIED 1.3%
Travelers Group, Inc.                                   190,000     11,625,625

INSURANCE - PROPERTY & CASUALTY 2.2%
American International Group, Inc.                       55,000      7,235,937
EXEL, Ltd.                                               60,000      4,481,250
MGIC Investment Corporation                             125,000      7,875,000
                                                                   -----------
                                                                    19,592,187
LEISURE SERVICE 1.2%
The Walt Disney Company                                  85,000     10,566,563

MEDIA - PUBLISHING 2.8%
Gannett Company, Inc.                                    90,000      6,114,375
News Corporation, Ltd. Sponsored ADR                    125,000      3,414,062
Time Warner, Inc.                                       200,000     15,700,000
                                                                   -----------
                                                                    25,228,437
MEDIA - RADIO/TV 1.4%
CBS Corporation                                         150,000      5,343,750
Cox Communications, Inc. Class A (b)                     80,000      3,570,000
Viacom International, Inc.                               70,000      4,060,000
                                                                   -----------
                                                                    12,973,750
METALS & MINING 0.4%
Alcan Aluminum, Ltd.                                     25,000        812,500
Inco, Ltd.                                               50,000        878,125
Phelps Dodge Corporation                                 25,000      1,678,125
                                                                   -----------
                                                                     3,368,750

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)   APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                      STRONG TOTAL RETURN FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MORTGAGE & RELATED SERVICE 1.2%
Federal Home Loan Mortgage Corporation                   90,000   $  4,168,125
Federal National Mortgage Association                   120,000      7,185,000
                                                                  ------------
                                                                    11,353,125
NATURAL GAS DISTRIBUTION 0.9%
Enron Corporation                                        30,000      1,475,625
The Williams Companies, Inc.                            200,000      6,325,000
                                                                  ------------
                                                                     7,800,625
OFFICE AUTOMATION 1.7%
Xerox Corporation                                       135,000     15,322,500

OIL - INTERNATIONAL INTEGRATED 5.1%
British Petroleum PLC ADR                                10,000        945,000
Chevron Corporation                                     105,000      8,682,188
Exxon Corporation                                       180,000     13,128,750
Mobil Corporation                                       110,000      8,690,000
Royal Dutch Petroleum Company-New York
  Registry Shares                                       175,000      9,898,437
Texaco, Inc.                                             80,000      4,920,000
                                                                  ------------
                                                                    46,264,375
OIL WELL EQUIPMENT & SERVICE 1.4%
Cooper Cameron Corporation (b)                           40,000      2,657,500
Halliburton Company                                      85,000      4,675,000
Schlumberger, Ltd.                                       40,000      3,315,000
Smith International, Inc. (b)                            40,000      2,350,000
                                                                  ------------
                                                                    12,997,500
PAPER & FOREST PRODUCTS 1.4%
Fort James Corporation                                  130,000      6,451,250
Kimberly-Clark Corporation                               45,000      2,283,750
The Mead Corporation                                     60,000      2,077,500
Weyerhaeuser Company                                     40,000      2,305,000
                                                                  ------------
                                                                    13,117,500
PERSONAL & COMMERCIAL LENDING 1.4%
Associates First Capital Corporation                     79,656      5,954,286
Beneficial Corporation                                   20,000      2,607,500
Household International, Inc.                            30,000      3,943,125
                                                                  ------------
                                                                    12,504,911
POLLUTION CONTROL 0.3%
USA Waste Services, Inc. (b)                             60,000      2,943,750

REAL ESTATE 1.0%
LASER Mortgage Management, Inc.                         272,500      4,087,500
Patriot American Hospitality, Inc.                      110,000      2,777,500
Starwood Hotels & Resorts                                40,000      2,007,500
                                                                  ------------
                                                                     8,872,500
RETAIL - DEPARTMENT STORE 2.2%
Kohl's Corporation (b)                                  490,000     20,243,125

RETAIL - DRUG STORE 2.1%
CVS Corporation                                         145,000     10,693,750
Walgreen Company                                        255,000      8,797,500
                                                                  ------------
                                                                    19,491,250
RETAIL - FOOD CHAIN 1.6%
Safeway, Inc. (b)                                       380,000     14,535,000

RETAIL - MAJOR CHAIN 2.2%
Dayton Hudson Corporation                                75,000      6,548,437
Kmart Corporation                                        50,000        871,875
Wal-Mart Stores, Inc.                                   240,000     12,135,000
                                                                  ------------
                                                                    19,555,312
RETAIL - RESTAURANT 0.6%
McDonald's Corporation                                   85,000      5,259,375

RETAIL - SPECIALTY 2.2%
Cendant Corporation (b)                                 255,000      6,375,000
Gap, Inc.                                               100,000      5,143,750
The Home Depot, Inc.                                     75,000      5,221,875
Lowe's Companies, Inc.                                   40,000      2,797,500
                                                                  ------------
                                                                    19,538,125
SAVINGS & LOAN 1.2%
TCF Financial Corporation                               260,000      8,466,250
Washington Mutual, Inc.                                  40,000      2,802,500
                                                                  ------------
                                                                    11,268,750
SOAP & CLEANING PREPARATION 1.4%
Clorox Company                                           10,000        838,750
The Procter & Gamble Company                            140,000     11,506,250
                                                                  ------------
                                                                    12,345,000
TELECOMMUNICATION EQUIPMENT 3.4%
Alcatel Alsthom Sponsored ADR                            30,000      1,087,500
DSC Communications Corporation (b)                       50,000        900,000
Lucent Technologies, Inc.                               215,000     16,366,875
Tellabs, Inc. (b)                                       180,000     12,757,500
                                                                  ------------
                                                                    31,111,875
TELECOMMUNICATION SERVICE 3.6%
AT&T Corporation                                        155,000      9,309,688
Bell Atlantic Corporation                                70,000      6,549,375
MCI Communications Corporation                           50,000      2,515,625
Sprint Corporation                                      110,000      7,514,375
WorldCom, Inc. (b)                                      160,000      6,845,000
                                                                  ------------
                                                                    32,734,063
TELEPHONE 1.6%
Ameritech Corporation                                   120,000      5,107,500
BellSouth Corporation                                   115,000      7,381,563
SBC Communications, Inc.                                 50,000      2,071,875
                                                                  ------------
                                                                    14,560,938
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $679,462,272)                            830,623,923
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 3.9%
Automatic Common Exchange Securities
  Trust II 6.50%                                         50,000      1,300,000
Chancellor Media Corporation 6.00% (Acquired
  6/11/97; Cost $3,000,000) (d)                          60,000      5,880,000
Houston Industries, Inc. 7.00% Automatic Common
  Exchange Securities                                   150,000     10,406,250
IXC Communications, Inc. 6.75% (Acquired 3/25/98;
  Cost $750,000) (d)                                     15,000        742,500
McKesson Financing Trust 5.00% (Acquired 2/13/97;
  Cost $2,500,000) (d)                                   50,000      4,893,750
Merrill Lynch & Company, Inc. 6.00%                     125,000      4,671,875
Snyder Trust Structured Yield Product
  (Exchangeable for Snyder Communications, Inc.
  Common Stock), 6.50%, Due 11/15/00                    125,000      4,812,500
Worldcom, Inc. 8.00%                                     20,000      2,963,750
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $25,351,380)               35,670,625
------------------------------------------------------------------------------

CONVERTIBLE BONDS 2.1%
The Home Depot, Inc. Subordinated Notes, 3.25%,
  Due 10/01/01                                       $2,000,000      3,120,000
Metamor Worldwide, Inc. Subordinated Notes,
  2.94%, Due 8/15/04                                  3,950,000      4,137,625
Network Associates, Inc. Subordinated Debentures,
  Zero %, Due 2/13/18 (Acquired 2/10/98;
  Cost $2,932,950) (d)                                7,500,000      3,496,875
Rite Aid Corporation Subordinated Notes, 5.25%,
  Due 9/15/02 (Acquired 10/29/97; Cost $2,122,500)(d) 2,000,000      2,260,000

-------------------------------------------------------------------------------
===============================================================================
                      STRONG TOTAL RETURN FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
Staples, Inc. Subordinated Debentures, 4.50%,
  Due 10/01/00 (Acquired 9/12/95 - 10/07/97;
  Cost $3,814,375) (d)                              $ 3,500,000   $  5,928,125
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $14,579,752)                          18,942,625
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 2.0%
COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.24%         667,900        667,900
General Mills, Inc., 5.26%                               96,000         96,000
Johnson Controls, Inc., 5.26%                         1,301,800      1,301,800
Pitney Bowes Credit Corporation, 5.26%                  466,600        466,600
Sara Lee Corporation, 5.26%                             240,000        240,000
                                                                  ------------
                                                                     2,772,300
REPURCHASE AGREEMENT 1.7%
Goldman, Sachs & Company (Dated 4/30/98), 5.45%,
  Due 5/01/98 (Repurchase proceeds $14,902,256);
  Collateralized by: $13,185,000 United States
  Treasury Bonds, 7.25%, Due 5/16/16 (Market
  Value $15,215,490) (e)                             14,900,000     14,900,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $17,672,300)                     17,672,300
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $737,065,704) 99.7%          902,909,473
Other Assets and Liabilities, Net 0.3%                               2,649,088
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $905,558,561
==============================================================================



LEGEND
----------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Restricted security.
(e) See Note 2(H) of notes to financial statements.

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
April 30, 1998 (Unaudited)
                                                                      (In Thousands, Except Per Share Amounts)
                                                          STRONG AMERICAN   STRONG ASSET     STRONG BLUE   STRONG EQUITY
                                                          UTILITIES FUND   ALLOCATION FUND  CHIP 100 FUND   INCOME FUND
                                                          ---------------  ---------------  -------------  -------------
ASSETS:
  Investments in Securities, at Value (Cost of $160,269,
    $252,852, $43,010 and $140,091, respectively)            $202,663          $294,545        $45,661        $176,796
  Receivable for Securities Sold                                1,176             8,924            137              --
  Receivable for Fund Shares Sold                                  41                --             --               3
  Dividends and Interest Receivable                               833             1,354             32             208
  Other Assets                                                     15                86             13              45
                                                             --------          --------        -------        --------
  Total Assets                                                204,728           304,909         45,843         177,052
LIABILITIES:
  Payable for Securities Purchased                                653             7,277            765              --
  Payable for Fund Shares Redeemed                                 52                 3              1              36
  Accrued Operating Expenses and Other Liabilities                 29                45             13              39
                                                             --------          --------        -------        --------
  Total Liabilities                                               734             7,325            779              75
                                                             --------          --------        -------        --------
NET ASSETS                                                   $203,994          $297,584        $45,064        $176,977
                                                             ========          ========        =======        ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)              $159,737          $246,763        $42,821        $137,036
  Undistributed Net Investment Income                             662               635             48              62
  Undistributed Net Realized Gain (Loss)                        1,201             8,472           (456)          3,174
  Net Unrealized Appreciation                                  42,394            41,714          2,651          36,705
                                                             --------          --------        -------        --------
  Net Assets                                                 $203,994          $297,584        $45,064        $176,977
                                                             ========          ========        =======        ========
Capital Shares Outstanding (Unlimited Number Authorized)       13,157            13,675          3,593          10,034

NET ASSET VALUE PER SHARE                                      $15.50            $21.76         $12.54          $17.64
                                                               ======            ======         ======          ======

                                                                           STRONG GROWTH AND  STRONG LIMITED  STRONG TOTAL
                                                                              INCOME FUND     RESOURCES FUND   RETURN FUND
                                                                           -----------------  --------------  ------------
ASSETS:
  Investments in Securities, at Value
    (Cost of $266,716, $6,364 and $737,065, respectively)                       $329,547          $6,459         $902,909
  Receivable for Securities Sold                                                     310              --            7,010
  Receivable for Fund Shares Sold                                                      3              --               --
  Dividends and Interest Receivable                                                  294              --              763
  Other Assets                                                                        47              21              111
                                                                                --------          ------         --------
  Total Assets                                                                   330,201           6,480          910,793
LIABILITIES:
  Payable for Securities Purchased                                                 2,048              --            5,134
  Payable for Fund Shares Redeemed                                                    --              --               20
  Accrued Operating Expenses and Other Liabilities                                    45              14               80
                                                                                --------          ------         --------
  Total Liabilities                                                                2,093              14            5,234
                                                                                --------          ------         --------
NET ASSETS                                                                      $328,108          $6,466         $905,559
                                                                                ========          ======         ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                                 $259,544          $6,603         $733,104
  Undistributed Net Investment Income (Loss)                                         140             (14)             149
  Undistributed Net Realized Gain (Loss)                                           5,593            (218)           6,462
  Net Unrealized Appreciation                                                     62,831              95          165,844
                                                                                --------          ------         --------
  Net Assets                                                                    $328,108          $6,466         $905,559
                                                                                ========          ======         ========
Capital Shares Outstanding (Unlimited Number Authorized)                          17,662             667           30,822

NET ASSET VALUE PER SHARE                                                         $18.58           $9.70           $29.38
                                                                                  ======           =====           ======
30
                                                   See notes to financial statements.


STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30, 1998 (Unaudited)

                                                                   (In Thousands)
                                             STRONG       STRONG      STRONG     STRONG     STRONG      STRONG     STRONG
                                            AMERICAN       ASSET     BLUE CHIP   EQUITY     GROWTH      LIMITED     TOTAL
                                            UTILITIES   ALLOCATION      100      INCOME   AND INCOME   RESOURCES   RETURN
                                              FUND         FUND        FUND       FUND       FUND        FUND       FUND
                                            ---------   ----------   ---------   ------   ----------   ---------   ------
INCOME:
  Dividends                                  $ 2,842     $ 1,540      $   98    $ 1,215    $ 1,749       $ 36     $  5,813
  Interest                                       268       3,298          25        204         77          6        1,080
                                             -------     -------      ------    -------    -------       ----     --------
  Total Income                                 3,110       4,838         123      1,419      1,826         42        6,893

EXPENSES:
  Investment Advisory Fees                       689       1,125          59        614      1,056         28        3,372
  Custodian Fees                                  11           7          21          7         11          2           28
  Shareholder Servicing Costs                    160         234          42        135        283          5          675
  Professional Fees                                7          12          34          5          7          8           18
  Federal and State Registration Fees             28          19          66         19         27         21           20
  Other                                           35          45          15         36         74          5          154
                                             -------     -------      ------    -------    -------       ----     --------
  Total Expenses before Waivers and
    Absorptions                                  930       1,442         237        816      1,458         69        4,267
  Voluntary and Involuntary Expense Waivers
    and Absorptions by Advisor                    --          --        (237)        --         --        (13)          --
                                             -------     -------      ------    -------    -------       ----     --------
  Expenses, Net                                  930       1,442          --        816      1,458         56        4,267
                                             -------     -------      ------    -------    -------       ----     --------
NET INVESTMENT INCOME (LOSS)                   2,180       3,396         123        603        368        (14)       2,626
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                1,807       9,361        (425)     3,609      6,390       (218)      12,358
    Futures Contracts, Options and Forward
       Foreign Currency Contracts                 --         189          --         --         --         --          (95)
                                             -------     -------      ------    -------    -------       ----     --------
    Net Realized Gain (Loss)                   1,807       9,550        (425)     3,609      6,390       (218)      12,263
  Change in Unrealized Appreciation/
    Depreciation on:
    Investments                               23,795      23,422       2,684     20,332     40,190        370      103,321
    Futures Contracts, Options and Forward
      Foreign Currency Contracts                  --         (39)         --         --         --         --           --
                                             -------     -------      ------    -------    -------       ----     --------
    Net Change in Unrealized
      Appreciation/Depreciation               23,795      23,383       2,684     20,332     40,190        370      103,321
                                             -------     -------      ------    -------    -------       ----     --------
NET GAIN                                      25,602      32,933       2,259     23,941     46,580        152      115,584
                                             -------     -------      ------    -------    -------       ----     --------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                            $27,782     $36,329      $2,382    $24,544    $46,948       $138     $118,210
                                             =======     =======      ======    =======    =======       ====     ========
                                               See notes to financial statements.

                                                                                                                        31

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Thousands)
                                                                       STRONG AMERICAN                  STRONG ASSET
                                                                        UTILITIES FUND                 ALLOCATION FUND
                                                                -----------------------------   -----------------------------
                                                               SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                                                APRIL 30, 1998  OCT. 31, 1997   APRIL 30, 1998  OCT. 31, 1997
                                                               ---------------- -------------  ---------------- -------------
                                                                  (UNAUDITED)                     (UNAUDITED)
OPERATIONS:
  Net Investment Income                                             $  2,180       $  3,898         $  3,396       $  8,891
  Net Realized Gain                                                    1,807          8,697            9,550         27,725
  Net Change in Unrealized Appreciation/Depreciation                  23,795          9,980           23,383         12,017
                                                                    --------       --------         --------       --------
  Increase in Net Assets Resulting from Operations                    27,782         22,575           36,329         48,633

DISTRIBUTIONS:
  From Net Investment Income                                          (2,052)        (3,740)          (3,545)        (8,891)
  In Excess of Net Investment Income                                      --             --               --         (1,239)
  From Net Realized Gains                                             (8,984)        (6,816)         (26,176)       (19,794)
                                                                    --------       --------         --------       --------
  Total Distributions                                                (11,036)       (10,556)         (29,721)       (29,924)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                          110,514         65,936           17,893         30,437
  Proceeds from Reinvestment of Distributions                         10,518          9,984           28,603         28,934
  Payment for Shares Redeemed                                        (68,579)       (75,630)         (32,278)       (64,492)
                                                                    --------       --------         --------       --------
  Increase (Decrease) in Net Assets from Capital Share Transactions   52,453            290           14,218         (5,121)
                                                                    --------       --------         --------       --------
TOTAL INCREASE IN NET ASSETS                                          69,199         12,309           20,826         13,588

NET ASSETS:
  Beginning of Period                                                134,795        122,486          276,758        263,170
                                                                    --------       --------         --------       --------
  End of Period                                                     $203,994       $134,795         $297,584       $276,758
                                                                    ========       ========         ========       ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                 7,358          5,000              846          1,500
  Issued in Reinvestment of Distributions                                708            776            1,458          1,472
  Redeemed                                                            (4,558)        (5,817)          (1,538)        (3,143)
                                                                       -----          -----            -----          -----
  Net Increase (Decrease) in Shares of the Fund                        3,508            (41)             766           (171)
                                                                       =====          =====            =====          =====

                                                                        STRONG BLUE                    STRONG EQUITY
                                                                       CHIP 100 FUND                    INCOME FUND
                                                               ------------------------------  ------------------------------
                                                               SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                                                APRIL 30, 1998  OCT. 31, 1997   APRIL 30, 1998  OCT. 31, 1997
                                                               ---------------- -------------  ---------------- -------------
                                                                  (UNAUDITED)      (NOTE 1)       (UNAUDITED)
OPERATIONS:
  Net Investment Income                                             $   123         $    6          $    603       $    786
  Net Realized Gain (Loss)                                             (425)           (31)            3,609          5,862
  Net Change in Unrealized Appreciation/Depreciation                  2,684            (33)           20,332         14,009
                                                                    -------         ------          --------       --------
  Increase (Decrease) in Net Assets Resulting from Operations         2,382            (58)           24,544         20,657

DISTRIBUTIONS:
  From Net Investment Income                                            (81)            --              (614)          (742)
  From Net Realized Gains                                                --             --            (6,052)            --
                                                                    -------         ------          --------       --------
  Total Distributions                                                   (81)            --            (6,666)          (742)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                          43,227          7,694            52,480        134,486
  Proceeds from Reinvestment of Distributions                            80             --             6,366            709
  Payment for Shares Redeemed                                        (5,697)        (2,483)          (34,233)       (49,347)
                                                                    -------         ------          --------       --------
  Increase in Net Assets from Capital Share Transactions             37,610          5,211            24,613         85,848
                                                                    -------         ------          --------       --------
TOTAL INCREASE IN NET ASSETS                                         39,911          5,153            42,491        105,763

NET ASSETS:
  Beginning of Period                                                 5,153             --           134,486         28,723
                                                                    -------         ------          --------       --------
  End of Period                                                     $45,064         $5,153          $176,977       $134,486
                                                                    =======         ======          ========       ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                3,584            730             3,203          9,463
  Issued in Reinvestment of Distributions                                 7             --               410             48
  Redeemed                                                             (495)          (234)           (2,072)        (3,407)
                                                                      -----            ---             -----          -----
  Net Increase in Shares of the Fund                                  3,096            496             1,541          6,104
                                                                      =====            ===             =====          =====

32

                                                See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Thousands)
                                                                        STRONG GROWTH                  STRONG LIMITED
                                                                       AND INCOME FUND                 RESOURCES FUND
                                                               ------------------------------  ------------------------------
                                                               SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                                                APRIL 30, 1998  OCT. 31, 1997   APRIL 30, 1998  OCT. 31, 1997
                                                               ---------------- -------------  ---------------- -------------
                                                                  (UNAUDITED)                     (UNAUDITED)      (NOTE 1)
OPERATIONS:
  Net Investment Income (Loss)                                      $    368       $    675         ($   14)       $   --
  Net Realized Gain (Loss)                                             6,390          9,170            (218)            3
  Net Change in Unrealized Appreciation/Depreciation                  40,190         21,494             370          (276)
                                                                    --------       --------          ------        ------
  Increase (Decrease) in Net Assets Resulting from Operations         46,948         31,339             138          (273)

DISTRIBUTIONS:
  From Net Investment Income                                            (285)          (627)             (1)           --
  From Net Realized Gains                                             (9,938)           (56)             (2)           --
                                                                    --------       --------          ------        ------
  Total Distributions                                                (10,223)          (683)             (3)           --

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                          103,596        240,930           3,347         5,885
  Proceeds from Reinvestment of Distributions                          9,927            663               3            --
  Payment for Shares Redeemed                                        (49,140)       (63,239)         (2,364)         (267)
                                                                    --------       --------          ------        ------
  Increase in Net Assets from Capital Share Transactions              64,383        178,354             986         5,618
                                                                    --------       --------          ------        ------
TOTAL INCREASE IN NET ASSETS                                         101,108        209,010           1,121         5,345

NET ASSETS:
  Beginning of Period                                                227,000         17,990           5,345            --
                                                                    --------       --------          ------        ------
  End of Period                                                     $328,108       $227,000          $6,466        $5,345
                                                                    ========       ========          ======        ======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                 6,025         16,654             359           590
  Issued in Reinvestment of Distributions                                622             44              --            --
  Redeemed                                                            (2,868)        (4,267)           (255)          (28)
                                                                       -----         ------             ---           ---
  Net Increase in Shares of the Fund                                   3,779         12,431             104           562
                                                                       =====         ======             ===           ===

                                                                                                     STRONG TOTAL
                                                                                                      RETURN FUND
                                                                                             -------------------------------
                                                                                             SIX MONTHS ENDED   YEAR ENDED
                                                                                              APRIL 30, 1998   OCT. 31, 1997
                                                                                             ----------------  -------------
                                                                                                (UNAUDITED)
OPERATIONS:
  Net Investment Income                                                                           $  2,626        $  4,704
  Net Realized Gain                                                                                 12,263         173,269
  Net Change in Unrealized Appreciation/Depreciation                                               103,321         (12,034)
                                                                                                  --------        --------
  Increase in Net Assets Resulting from Operations                                                 118,210         165,939

DISTRIBUTIONS:
  From Net Investment Income                                                                        (2,744)         (4,704)
  In Excess of Net Investment Income                                                                    --          (4,072)
  From Net Realized Gains                                                                         (175,269)       (111,146)
                                                                                                  --------        --------
  Total Distributions                                                                             (178,013)       (119,922)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                                                         90,404         199,390
  Proceeds from Reinvestment of Distributions                                                      173,322         117,046
  Payment for Shares Redeemed                                                                     (129,948)       (291,089)
                                                                                                  --------        --------
  Increase in Net Assets from Capital Share Transactions                                           133,778          25,347
                                                                                                  --------        --------
TOTAL INCREASE IN NET ASSETS                                                                        73,975          71,364
                                                                                                  --------        --------
NET ASSETS:
  Beginning of Period                                                                              831,584         760,220
                                                                                                  --------        --------
  End of Period                                                                                   $905,559        $831,584
                                                                                                  ========        ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                                               3,169           6,598
  Issued in Reinvestment of Distributions                                                            6,683           4,226
  Redeemed                                                                                          (4,488)         (9,605)
                                                                                                     -----           -----
  Net Increase in Shares of the Fund                                                                 5,364           1,219
                                                                                                     =====           =====

                                                                                                                        33

                                                See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
April 30, 1998 (Unaudited)

1. ORGANIZATION
   The accompanying financial statements represent the Strong Conservative Equity Funds, which include the following diversified and non-diversified, open-end management investment companies registered under the Investment Company Act of 1940:
   - Strong American Utilities Fund (a series of Strong Conservative Equity Funds, Inc.)**
   - Strong Asset Allocation Fund, Inc.*
   - Strong Blue Chip 100 Fund (a series of Strong Conservative Equity Funds, Inc.)*
   - Strong Equity Income Fund (a series of Strong Conservative Equity Funds, Inc.)*
   - Strong Growth and Income Fund (a series of Strong Conservative Equity Funds, Inc.)*
   - Strong Limited Resources Fund (a series of Strong Conservative Equity Funds, Inc.)*
   - Strong Total Return Fund, Inc.*
     * Diversified fund
    ** Non-diversified fund
   The inception date for Strong Blue Chip 100 Fund is June 30, 1997. The inception date for Strong Limited Resources Fund is September 30, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate acquisition cost and fair value of these restricted securities held at April 30, 1998 were as follows:
                                     AGGREGATE   AGGREGATE  PERCENT OF
                                       COST     FAIR VALUE  NET ASSETS  LIQUID*
                                     ---------  ----------  ----------  -------
       Strong Asset Allocation Fund $32,069,988 $31,410,500    10.6%     99.2%
       Strong Total Return Fund      15,119,825  23,201,250     2.6%    100.0%
       *Percentage is either Section 4(2) commercial paper or is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses.
       When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

-------------------------------------------------------------------------------

   (E) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor") has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amounts owed to the Funds under each repurchase agreement by at least 2%.

   (I) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong American Utilities Fund and Strong Blue Chip 100 Fund 0.75%, Strong Equity Income Fund and Strong Growth and Income Fund 0.80%, Strong Asset Allocation Fund and Strong Total Return Fund 0.85% of the first $35 million and 0.80% thereafter, and Strong Limited Resources Fund 1.00%. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

-------------------------------------------------------------------------------
April 30, 1998 (Unaudited)

   W. H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong American Utilities Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Reaves directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the six months ended April 30, 1998 totaled $194,832.

   Scarborough Investment Advisors LLC ("Scarborough") manages the investments of Strong Limited Resources Fund under an agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

   The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

   Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the six months ended April 30, 1998 is as follows:
                                    PAYABLE TO    OTHER SHAREHOLDER
                                (RECEIVABLE FROM)     SERVICING    UNAFFILIATED
                                    ADVISOR AT      EXPENSES PAID   DIRECTORS'
                                  APRIL 30, 1998      TO ADVISOR       FEES
                                ----------------- ---------------- ------------
   Strong American Utilities Fund    $15,934           $ 1,638        $1,587
   Strong Asset Allocation Fund        4,377             3,485         2,196
   Strong Blue Chip 100 Fund           1,877                --           775
   Strong Equity Income Fund          26,779             1,740         1,104
   Strong Growth and Income Fund      26,253             4,195         1,347
   Strong Limited Resources Fund       6,035                30           375
   Strong Total Return Fund           (2,229)           19,121         4,954

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the six months ended April 30, 1998 were as follows:

                                          PURCHASES                       SALES
                                 ---------------------------- ----------------------------
                                 U.S. GOVERNMENT              U.S. GOVERNMENT
                                    AND AGENCY      OTHER        AND AGENCY      OTHER
                                 --------------- ------------ --------------- ------------
   Strong American Utilities Fund  $        --   $     91,852   $        --   $     47,648
   Strong Asset Allocation Fund     10,885,037    310,359,317    13,398,434    321,310,215
   Strong Blue Chip 100 Fund                --         44,104            --          6,588
   Strong Equity Income Fund                --        113,992            --         88,821
   Strong Growth and Income Fund            --        280,207            --        221,254
   Strong Limited Resources Fund            --          2,684            --          1,441
   Strong Total Return Fund                 --      1,064,887            --      1,031,563

5. INCOME TAX INFORMATION
   The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2005) for federal income tax purposes were as follows:

                                                     AT APRIL 30, 1998                    AT OCTOBER 31, 1997
                                    ----------------------------------------------------- -------------------
                                    FEDERAL TAX   UNREALIZED    UNREALIZED       NET           CAPITAL LOSS
                                       COST      APPRECIATION  DEPRECIATION  APPRECIATION       CARRYOVERS
                                    -----------  ------------  ------------  ------------      ------------
   Strong American Utilities Fund  $160,729,050  $ 42,416,846   $  482,871   $ 41,933,975        $    --
   Strong Asset Allocation Fund     253,109,236    43,948,818    2,513,090     41,435,728             --
   Strong Blue Chip 100 Fund         43,046,996     3,327,989      714,135      2,613,854         12,561
   Strong Equity Income Fund        140,217,478    37,563,622      984,602     36,579,020             --
   Strong Growth and Income Fund    266,864,365    63,969,141    1,286,521     62,682,620             --
   Strong Limited Resources Fund      6,364,221       428,383      333,983         94,400             --
   Strong Total Return Fund         738,770,773   168,793,585    4,654,884    164,138,701             --



FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------

STRONG AMERICAN UTILITIES FUND
-------------------------------------------------------------------------------------------------------------------------
                                                       SELECTED PER-SHARE DATA (a)
                 --------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                            ------------------------------------  ---------------------------------------------
                                        Net Realized
                 Net Asset             and Unrealized    Total                          In Excess               Net Asset
                   Value,       Net         Gains        from      From Net   From Net   of Net                   Value,
                 Beginning  Investment   (Losses) on  Investment  Investment  Realized  Realized      Total       End of
                 of Period    Income     Investments  Operations    Income      Gains     Gains   Distributions   Period
April 30, 1998(c)  $13.97      $0.16        $2.29        $2.45      ($0.16)    ($0.76)       --      ($0.92)      $15.50
Oct. 31, 1997       12.64       0.40         1.98         2.38       (0.38)     (0.67)       --       (1.05)       13.97
Oct. 31, 1996       11.73       0.40         0.90         1.30       (0.39)        --        --       (0.39)       12.64
Oct. 31, 1995(d)     9.46       0.27         2.25         2.52       (0.25)        --        --       (0.25)       11.73
Dec. 31, 1994       10.19       0.46        (0.73)       (0.27)      (0.46)        --        --       (0.46)        9.46
Dec. 31, 1993(e)    10.00       0.18         0.27         0.45       (0.18)     (0.05)   ($0.03)      (0.26)       10.19

                                              RATIOS AND SUPPLEMENTAL DATA
                  -------------------------------------------------------------------------------------
                              Net                Ratio of Expenses  Ratio of Net
                            Assets,    Ratio of   to Average Net     Investment                Average
                            End of     Expenses   Assets Without       Income     Portfolio  Commission
                   Total  Period (In  to Average   Waivers and       to Average    Turnover     Rate
                  Return   Millions)  Net Assets   Absorptions       Net Assets      Rate      Paid(b)
April 30, 1998(c)  +17.9%    $204        1.0%*        1.0%*             2.4%*        27.3%     $0.0597
Oct. 31, 1997      +19.7%     135        1.1%         1.1%              3.0%         61.9%      0.0598
Oct. 31, 1996      +11.2%     122        1.2%         1.2%              3.2%         84.0%      0.0599
Oct. 31, 1995(d)   +26.9%      92        1.2%*        1.2%*             3.4%*        56.4%
Dec. 31, 1994       -2.6%      38        0.5%         1.6%              4.8%        105.4%
Dec. 31, 1993(e)    +4.5%      32        0.0%         1.4%*             5.6%*        89.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(d) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.
(e) Inception date is July 1, 1993.  Total return and portfolio turnover rate are not annualized.

STRONG ASSET ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                        SELECTED PER-SHARE DATA(a)
                  ---------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                             ----------------------------------- ------------------------------------------------------
                                        Net Realized
                  Net Asset            and Unrealized    Total              In Excess           In Excess               Net Asset
                    Value,      Net         Gains        from     From Net    of Net   From Net   of Net                  Value,
                  Beginning  Investment  (Losses) on  Investment Investment Investment Realized  Realized     Total       End of
                  of Period    Income    Investments  Operations   Income     Income    Gains     Gains   Distributions   Period
April 30, 1998(c)   $21.44      $0.26       $2.39        $2.65    ($0.27)        --    ($2.06)       --      ($2.33)      $21.76
Oct. 31, 1997        20.12       0.67        2.96         3.63     (0.67)    ($0.10)    (1.54)       --       (2.31)       21.44
Oct. 31, 1996        20.31       0.78        1.05         1.83     (0.84)        --     (1.18)       --       (2.02)       20.12
Oct. 31, 1995(d)     17.91       0.66        2.32         2.98     (0.58)        --        --        --       (0.58)       20.31
Dec. 31, 1994        19.06       0.70       (0.99)       (0.29)    (0.70)        --        --    ($0.16)      (0.86)       17.91
Dec. 31, 1993        18.49       0.82        1.81         2.63     (0.82)        --     (1.24)       --       (2.06)       19.06
Dec. 31, 1992        19.68       0.87       (0.25)        0.62     (0.87)        --     (0.94)       --       (1.81)       18.49

                                    RATIOS AND SUPPLEMENTAL DATA
                  ------------------------------------------------------------------
                              Net                Ratio of Net
                            Assets,    Ratio of   Investment                Average
                            End of     Expenses     Income     Portfolio  Commission
                   Total  Period (In  to Average  to Average    Turnover     Rate
                  Return   Millions)  Net Assets  Net Assets      Rate       Paid(b)
April 30, 1998(c) +13.6%     $298        1.0%*       2.4%*       117.7%      $0.0696
Oct. 31, 1997     +19.3%      277        1.1%        3.2%        276.5%       0.0443
Oct. 31, 1996      +9.5%      263        1.1%        3.9%        446.7%       0.0469
Oct. 31, 1995(d)  +16.8%      261        1.2%*       4.1%*       326.8%
Dec. 31, 1994      -1.5%      249        1.2%        3.8%        359.7%
Dec. 31, 1993     +14.5%      254        1.2%        4.2%        348.3%
Dec. 31, 1992      +3.2%      208        1.2%        4.4%        320.4%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(d) In 1995, the Fund changed its fiscal year end from December to October.  Total return and portfolio turnover rate are not annualized.

STRONG BLUE CHIP 100 FUND
----------------------------------------------------------------------------------------------------------
                                                   SELECTED PER-SHARE DATA(a)
                   ---------------------------------------------------------------------------------------
                                 INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                              --------------------------------------  -------------------------
                   Net Asset               Net Realized     Total                                Net Asset
                     Value,       Net     and Unrealized     from      From Net                    Value,
                   Beginning  Investment     Gains on     Investment  Investment      Total        End of
                   of Period    Income     Investments    Operations    Income    Distributions    Period
April 30, 1998(b)    $10.39      $0.07        $2.14         $2.21       ($0.06)      ($0.06)       $12.54
Oct. 31, 1997(c)      10.00       0.01         0.38          0.39           --           --         10.39

                                               RATIOS AND SUPPLEMENTAL DATA
                  -------------------------------------------------------------------------------------
                              Net                Ratio of Expenses  Ratio of Net
                            Assets,    Ratio of    to Average Net    Investment                Average
                            End of     Expenses   Assets Without       Income     Portfolio  Commission
                   Total  Period (In  to Average   Waivers and       to Average    Turnover     Rate
                  Return   Millions)  Net Assets   Absorptions       Net Assets      Rate       Paid
April 30, 1998(b) +21.3%      $45        0.0%         1.8%*             0.9%*        39.4%     $0.0204
Oct. 31, 1997(c)   +3.9%        5        1.0%*        2.0%*             0.6%*        21.5%      0.0209

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) Inception date is June 30, 1997.  Total return and portfolio turnover rate are not annualized.

                                                                                                                    37



FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

STRONG EQUITY INCOME FUND
-------------------------------------------------------------------------------------------------------------------
                                                     SELECTED PER-SHARE DATA (a)
                  ------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                             -------------------------------------  -----------------------------------
                  Net Asset              Net Realized     Total                                          Net Asset
                    Value,       Net    and Unrealized     from      From Net   From Net                   Value,
                  Beginning  Investment    Gains on     Investment  Investment  Realized      Total        End of
                  of Period    Income     Investments   Operations    Income      Gains   Distributions    Period
April 30, 1998(b)   $15.84      $0.06        $2.50         $2.56      ($0.07)    ($0.69)     ($0.76)       $17.64
Oct. 31, 1997        12.03       0.13         3.81          3.94       (0.13)        --       (0.13)        15.84
Oct. 31, 1996(c)     10.00       0.12         2.02          2.14       (0.11)        --       (0.11)        12.03

                                    RATIOS AND SUPPLEMENTAL DATA
                  ------------------------------------------------------------------
                              Net                Ratio of Net
                            Assets,    Ratio of   Investment                Average
                            End of     Expenses     Income     Portfolio  Commission
                   Total  Period (In  to Average  to Average    Turnover     Rate
                  Return   Millions)  Net Assets  Net Assets      Rate       Paid
April 30, 1998(b) +16.8%     $177        1.1%*       0.8%*        58.9%    $0.0694
Oct. 31, 1997     +32.9%      134        1.1%        0.9%        152.6%     0.0689
Oct. 31, 1996(c)  +21.5%       29        1.3%*       1.6%*       158.3%     0.0633

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) Inception date is December 29, 1995.  Total return and portfolio turnover rate are not annualized.

STRONG GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
                                                      SELECTED PER-SHARE DATA (a)
                  -----------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                             -------------------------------------  -----------------------------------
                  Net Asset              Net Realized      Total                                         Net Asset
                    Value,      Net     and Unrealized     from      From Net   From Net                   Value,
                  Beginning  Investment    Gains on     Investment  Investment  Realized      Total        End of
                  of Period    Income     Investments   Operations    Income      Gains   Distributions    Period
April 30, 1998(b)   $16.35      $0.02        $2.92        $2.94       ($0.02)    ($0.69)     ($0.71)       $18.58
Oct. 31, 1997        12.38       0.07         3.99         4.06        (0.07)     (0.02)      (0.09)        16.35
Oct. 31, 1996(c)     10.00       0.04         2.38         2.42        (0.04)        --       (0.04)        12.38

                                    RATIOS AND SUPPLEMENTAL DATA
                  ------------------------------------------------------------------
                              Net                Ratio of Net
                            Assets,    Ratio of   Investment                Average
                            End of     Expenses     Income     Portfolio  Commission
                   Total  Period (In  to Average  to Average    Turnover     Rate
                  Return   Millions)  Net Assets  Net Assets      Rate       Paid
April 30, 1998(b) +18.7%     $328        1.1%*       0.3%*        82.7%    $0.0694
Oct. 31, 1997     +32.9%      227        1.2%        0.5%        237.8%     0.0687
Oct. 31, 1996(c)  +24.2%       18        1.9%*       0.6%*       174.1%     0.0667

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) Inception date is December 29, 1995.  Total return and portfolio turnover rate are not annualized.

STRONG LIMITED RESOURCES FUND
------------------------------------------------------------------------------------------------------------------------
                                                SELECTED PER-SHARE DATA(a)
                  ---------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                             --------------------------------------  -------------------------
                                          Net Realized
                  Net Asset              and Unrealized     Total                               Net Asset
                    Value,       Net          Gains         from      From Net                    Value,
                  Beginning  Investment   (Losses) on    Investment  Investment      Total        End of
                  of Period    Income     Investments    Operations    Income    Distributions    Period
April 30, 1998(b)   $ 9.51     ($0.02)       $0.21         $0.19         --           --           $9.70
Oct. 31, 1997(c)     10.00         --        (0.49)        (0.49)        --           --            9.51

                                    RATIOS AND SUPPLEMENTAL DATA
                  ------------------------------------------------------------------
                              Net                Ratio of Net
                            Assets,    Ratio of   Investment                Average
                            End of     Expenses     Income     Portfolio  Commission
                   Total  Period (In  to Average  to Average    Turnover     Rate
                  Return   Millions)  Net Assets  Net Assets      Rate       Paid
April 30, 1998(b) +2.1%       $6         1.7%*      -0.4%*       26.8%     $0.0597
Oct. 31, 1997(c)  -4.9%        5         2.0%*       0.0%*(d)     1.2%      0.0586
  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) Inception date is September 30, 1997.  Total return and portfolio turnover rate are not annualized.
(d) Amount calculated is less than $0.01 or 0.1%.



---------------------------------------------------------------------------------------------------------------------------------

STRONG TOTAL RETURN FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                        SELECTED PER-SHARE DATA(a)
                  ---------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                             ----------------------------------- ------------------------------------------------------
                                        Net Realized
                  Net Asset            and Unrealized    Total              In Excess           In Excess               Net Asset
                    Value,      Net         Gains        from     From Net    of Net   From Net   of Net                  Value,
                  Beginning  Investment  (Losses) on  Investment Investment Investment Realized  Realized     Total       End of
                  of Period    Income    Investments  Operations   Income     Income    Gains     Gains   Distributions   Period
April 30, 1998(c)   $32.66      $0.10       $3.71        $3.81    ($0.10)         --   ($6.99)       --      ($7.09)      $29.38
Oct. 31, 1997        31.36       0.19        6.21         6.40     (0.19)     ($0.17)   (4.74)       --       (5.10)       32.66
Oct. 31, 1996        28.02       0.24        4.65         4.89     (0.24)      (0.06)   (1.25)       --       (1.55)       31.36
Oct. 31, 1995(d)     23.62       0.26        4.41         4.67     (0.26)      (0.01)      --        --       (0.27)       28.02
Dec. 31, 1994        24.30       0.25       (0.59)       (0.34)    (0.26)      (0.08)      --        --       (0.34)       23.62
Dec. 31, 1993        20.17       0.33        4.18         4.51     (0.33)         --       --    ($0.05)      (0.38)       24.30
Dec. 31, 1992        20.24       0.18       (0.08)        0.10     (0.17)         --       --        --       (0.17)       20.17

                                    RATIOS AND SUPPLEMENTAL DATA
                  ------------------------------------------------------------------
                              Net                Ratio of Net
                            Assets,    Ratio of   Investment                Average
                            End of     Expenses     Income     Portfolio  Commission
                   Total  Period (In  to Average  to Average    Turnover     Rate
                  Return   Millions)  Net Assets  Net Assets      Rate       Paid(b)
April 30, 1998(c) +14.6%     $906        1.0%*       0.6%*       126.0%    $0.0695
Oct. 31, 1997     +23.4%      832        1.1%        0.6%        404.6%     0.0696
Oct. 31, 1996     +18.0%      760        1.1%        0.8%        502.4%     0.0584
Oct. 31, 1995(d)  +19.8%      671        1.1%*       1.2%*       298.8%
Dec. 31, 1994      -1.4%      607        1.2%        1.1%        290.4%
Dec. 31, 1993     +22.5%      630        1.2%        1.4%        271.3%
Dec. 31, 1992      +0.6%      588        1.3%        0.9%        371.8%
  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended April 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(d) In 1995, the Fund changed its fiscal year end from December to October. Total return and portfolio turnover rate are not annualized.

                                                                                                                              39

NOTES
-------------------------------------------------------------------------------

                                     DIRECTORS
                                Richard S. Strong
                                  Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







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                                 -------------------

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                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc. 7769E98            98SCEQ